--------------------------------------------------------------------------------

                                  December 31, 1997

                          SEMI-ANNUAL REPORT TO SHAREHOLDERS

                                          of

                                         -----
                                         FIRST
                                         FUNDS
                                         -----



                                        [PHOTO]


















                                [LOGO] FIRST TENNESSEE
                                     HERE FOR YOU

                                Investment Adviser

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholder:

     This is First Funds' Semi-Annual Report for the six-months ending December 31, 1997. The following pages will provide you with a comprehensive group of financial statements for each Portfolio, including the Portfolio of Investments, which describes the holdings in each Portfolio as of the end of the period. In addition, each Portfolio Manager outlines the moves made in their particular market during the last six months, then discusses how they responded within their respective Portfolios.

     As you read through the Portfolio information, we'd like you to reflect on the difficult investment environment facing each Manager these past two quarters. Markets were volatile, and while the economic outlook remains quite positive, much of the good news has long been reflected in asset price levels. We are particularly proud of the performance of our Growth & Income Portfolio, as it once again outperformed the S&P 500 Index (please see page iv).

     The First Funds family grew during the last six months, as many of you know. We added the Capital Appreciation Portfolio last fall, commencing retail sales in this smaller-cap portfolio in October. We are particularly pleased with this new addition, believing it gives our shareholders an additional quality equity choice and fits in very well with the current Portfolios. In that same vein, we are adding a high-quality Intermediate Bond Portfolio to our list of fixed income offerings, which will be available in early 1998. In keeping with the high investment standards we know you expect, both Portfolios are structured to conscientiously reflect First Funds' credo, "Discipline, Consistency, Patience." We believe they provide our shareholders with genuine diversification alternatives, and hope each of you takes time to consider whether either of these new Portfolios would be of assistance in achieving your personal financial goals.

     We hope you are pleased with the results of your investment in First Funds. As a shareholder, your thoughts and opinions are important to us and we encourage you to call or write us with any questions you may have. Our toll-free line is (800) 442-1941, option 1. You may write to us at 370 17th Street, Suite 3100, Denver, CO 80202, or via the world wide web at www.firstfunds.com. Thank you for choosing First Funds as your investment choice.

Sincerely,



/s/ Richard Rantzow

Richard C. Rantzow
President


--------------------------------------------------------------------------------
                                   IMPORTANT NOTICE

                                  FIRST FUNDS SHARES

* are NOT insured by the FDIC, the Federal Reserve Board or any other governmental agency.

* are NOT bank deposits or other obligations of or guaranteed by First Tennessee Bank National Association or any of its affiliates.

* involve investment risks, including the possible loss of the principal amount invested.

First Funds are managed by First Tennessee Bank National Association, (First Tennessee), Highland Capital Management Corp. (Highland), Investment Advisers, Inc. (IAI) and PNC Institutional Management Corp. (PNC). First Tennessee and Highland are subsidiaries of First Tennessee National Corporation. The Funds are sponsored and distributed by ALPS Mutual Funds Services, Inc., member NASD.
--------------------------------------------------------------------------------


i  -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

[PHOTO]

GROWTH & INCOME PORTFOLIO MANAGERS
EDWARD GOLDSTEIN, MBA AND DAVID THOMPSON, CFA

     Mr. Goldstein is a Director and President of Highland Capital Management Corp., sub-adviser to the Portfolio. A 1971 graduate of Boston University, he went on to receive his MBA from Columbia University in 1976. Joining Goldman, Sachs & Co. in New York in 1976, he became a vice president in the international department with responsibility for Japan, the Middle East and Latin America. Mr. Goldstein joined Highland Capital in 1989, and has been portfolio manager for the Portfolio since July 1994.

     Mr. Thompson, is a Senior Vice President with Highland Capital Management Corp. and a Certified Financial Analyst. After graduating from the University of Mississippi in 1981, he worked as an analyst for Gulf Oil for three years, then went on to receive his MBA from the University of North Carolina at Chapel Hill in 1986. With nine years of experience managing both individual and institutional investment portfolios at major regional banks, Mr. Thompson joined Highland Capital's equity team in 1995.

SIX-MONTHS IN REVIEW -----------------------------------------------------------

PERFORMANCE

For the six-month period ended December 31, 1997, the First Funds Growth & Income Portfolio, Class I, II and III, returned 18.06%, 11.14%, and 17.41%, respectively, net of fees and sales charges versus 10.57% for the S&P 500.

MARKET REVIEW

The second half of calendar 1997 started on a positive note as the S&P 500 gained ground in July. Unfortunately, the market reversed in August, with rising interest rates precipitating a drop of over 5% in the market. Large capitalization stocks such as Coca Cola and Gillette took the brunt of the fall, as investors began to worry that valuations awarded to the "Nifty Fifty" were finally becoming excessive. Subsequently, focus shifted to the more attractively valued stocks in the smaller and mid- capitalization sectors of the market. By the end of the third quarter, more positive news on the inflation front allowed the large capitalization stocks to rally, and the S&P 500 ended the quarter with a gain of 7.48%. For the third

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS I) AND THE S&P 500.

[GRAPH]


----------------------------------------------------------------------------  ii

--------------------------------------------------------------------------------
FIRST FUNDS GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS II) AND THE S&P 500.

[GRAPH]

calendar quarter, First Funds Growth & Income Class I shares gained 12.2%. The strong outperformance was due to strong gains in a number of portfolio holdings, most notably Input Output, EMC, and Intel, which rose 63.4%, 49.6%, and 30.2%, respectively.

The last three months of 1997 again demonstrated that volatility had returned to the financial markets in a big way. The currency crisis that started in Southeast Asia threatened to spread to Latin America, causing a number of major market indices around the world to substantially drop. While the U.S. market was certainly not immune from the Asian contagion, it still represented the market of safest harbor for most participants. The S&P 500 managed to gain 2.84% in the fourth quarter, bringing the full year return for the S&P 500 to 33.3%.

PORTFOLIO UPDATE

The Portfolio continues to focus on larger capitalization stocks as we continue to believe that these companies offer the greatest opportunity for consistent, stable growth over time. While other parts of the world experience economic distress due to currency devaluations, a number of large multinational companies will be able to use this weakness to their advantage, purchasing or building new operations in these countries that will likely flourish as those economies begin to recover. We continue to be overweighted in the Financial and Healthcare sectors, as we expect these groups to produce earnings superior to those groups that are more economically sensitive, e.g., Basic Materials, Consumer Cyclicals, and Technology. The largest positions in the Portfolio as of December 31, 1997 were GTE Corp., Sysco Corp., Norwest Corp., Airtouch Communications, Inc., and BankBoston Corp.

CURRENT STRATEGY AND OUTLOOK

Looking ahead into 1998, we expect it to be a much more difficult year than 1997. As always, our primary focus is on companies that can grow their earnings per share at a rate

--------------------------------------------------------------------------------
Growth & Income Portfolio
Asset Type Profile as of December 31, 1997

[CHART]

REPURCHASE AGREEMENTS          1.4%
COMMERCIAL PAPER               7.5%
CONSUMER STAPLES              11.6%
CAPITAL GOODS                  5.3%
FINANCE & INSURANCE           16.3%
TECHNOLOGY                    12.4%
COMMUNICATION SERVICES        11.9%
ENERGY                         9.5%
BASIC MATERIALS                3.3%
CONSUMER CYCLICALS             6.4%
HEALTHCARE                    14.4%
REPURCHASE AGREEMENTS          1.4%
--------------------------------------------------------------------------------


iii  ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS III) AND THE S&P 500.

[GRAPH]

superior to the market as a whole. We believe the coming year will see many companies finding earnings growth to be more difficult to generate than in recent years. While the currency crisis in Southeast Asia may have reached bottom, it is nonetheless likely to place a damper on economic growth in the U.S., possibly as much as 1%. While many U.S. companies will find demand in this part of the world falling substantially, the sector of our market most likely to be impacted by the slowdown in Southeast Asia will be the technology sector. On a more positive note, the currency devaluations around the world place a further lid on inflation. We expect inflation numbers in the U.S. to remain benign in 1998.

As usual, market performance will hinge on the ability of companies to grow their earnings. We expect the S&P 500 to record a slowdown in earnings growth in 1998, and only to post growth in earnings per share in the range of 4 - 5%. Should the market fail to deliver earnings growth at that level, we could experience a weak stock market environment in 1998.


GROWTH & INCOME PORTFOLIO
             Cumulative          Average Annual
            Total Return*        Total Return*

               Since        1 Year       Since
             Inception                 Inception
-------------------------------------------------
CLASS I       150.62%       36.16%       23.06%

CLASS II      134.95%       28.05%       21.28%

CLASS III     138.96%       34.68%       21.74%

S&P 500       140.72%       33.35%       22.01%


*TOTAL RETURNS ARE FOR THE PERIOD ENDED DECEMBER 31, 1997 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT, AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS AUGUST 2, 1993. ON DECEMBER 9, 1993, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE, A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE.
PERFORMANCE INFORMATION PRIOR TO DECEMBER 9, 1993 FOR CLASS III IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES, WHICH, IF INCLUDED, WOULD LOWER CLASS III PERFORMANCE. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON DECEMBER 20, 1995, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION FOR CLASS II SHARES PRIOR TO THEIR INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES WHICH, IF INCLUDED, WOULD LOWER CLASS II PERFORMANCE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.


----------------------------------------------------------------------------  iv

--------------------------------------------------------------------------------
FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

[PHOTO]

CAPITAL APPRECIATION PORTFOLIO MANAGER
MARTIN J. CALIHAN, CFA

     Martin J. Calihan is a Vice President with Investment Advisers Inc. (IAI) in Minneapolis, Minnesota, co-adviser to the Portfolio. Marty received his bachelor's degree from Amherst College in 1986, and earned his MBA in 1990 from Dartmouth College where he was a Tuck Scholar. A Chartered Financial Analyst, Marty's investment career began in 1986 as a Research Analyst for Aetna Life & Casualty. In 1990, he became an Equity Research Analyst for State Street Research & Management Co., then moved to Morgan Stanley in 1991 where he researched and analyzed emerging growth stocks. Marty joined IAI in 1992, and has served as Portfolio Manager to the Capital Appreciation Portfolio since its inception in 1997.


SIX-MONTHS IN REVIEW -----------------------------------------------------------

PERFORMANCE

The Capital Appreciation Portfolio started on September 2, 1997. For the period from inception through December 31, 1997, Classes I, II, and III of the Portfolio returned (1.00)%, (6.88)%, and (1.40)%, respectively, net of fees and sales charges. The Russell 2500 Growth Index, a measure of small capitalization growth stock performance, lost (1.5)% during the period from September 2, 1997 through December 31, 1997.

MARKET REVIEW

The last few months of 1997 brought a continuation of good news regarding the domestic economy. GDP growth was approximately 3.5% during the fourth quarter, and almost 3.8% for the year, both much higher than the consensus forecasts made at the start of the year. Inflation was subdued, finishing the year under 2%, lower than expectations. The dollar strengthened against most foreign currencies, and long term bond yields dropped to their lowest level in four years. Had investors been told of this better-than-expected economic scenario, most would have guessed that domestically-oriented small cap growth stocks would be big winners. Unfortunately for small cap investors, this was not the case--as small cap growth stocks were the worst performing domestic asset class for both the fourth quarter and the year.

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS I) AND THE S&P 500.

[GRAPH]


v  -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS
CAPITAL APPRECIATION PORTFOLIO (CLASS II) AND THE S&P 500.

[GRAPH]

The overriding story during the final quarter was the financial turmoil surrounding the developing countries of Southeast Asia. The Asian economic crisis resulted in a "flight to quality" as investors sold off small stocks, favoring instead the perceived safety of larger capitalization stocks. Technology stocks were hit hard during the last few months, as investors feared reduced demand would combine with increased competition from emerging countries to dampen profits. The energy sector also performed poorly, partly due to the negative impact that slower economic growth in Asia would have on energy consumption. Within the small-cap universe, financial stocks performed well mainly due to the fall in interest rates.

PORTFOLIO UPDATE

Although the technology stocks in the Portfolio were down sharply, they performed slightly better than the technology component in the Russell 2500 Growth Index. Because the companies in our Portfolio were fairly small, generally their primary market is domestic; thus our holdings were relatively immune to the effects of the Asian crisis. The Portfolio was also helped by our underweighting of energy stocks, a sector we reduced even further during the fourth quarter. Stocks within the consumer staples sector, including Valassis Communications and G&K Services, were the biggest positive contributors to performance. The largest drag on performance relative to the Russell 2500 Growth Index were our capital goods stocks; we had overweighted that sector, and our stocks lagged the Russell 2500 Growth Index return for capital goods.

We added several new stocks to the Portfolio during the fourth quarter. Within the technology sector, we bought UBICS, a provider of contract software programming to companies in the U.S. In the healthcare area, we purchased Mentor, a developer and manufacturer of products used in plastic surgery, urology, and ophthalmology. Three companies were added in the capital goods sector: Danka Business Systems, a supplier of photocopiers, Flanders Corporation, a maker of air filtration products, and Miller Industries, a producer of towing and recovery equipment.

--------------------------------------------------------------------------------
Capital Appreciation Portfolio
Asset Type Portfolio as of December 31, 1997

[CHART]

MUTUAL FUNDS                   5.3%
BASICE MATERIALS               5.4%
CAPITAL GOODS                  5.0%
COMMERCIAL SERVICES           10.1%
CONSUMER NON-DURABLES          4.7%
CONSUMER SERVICES             15.0%
FINANCE                        2.7%
INSURANCE                      7.1%
ENERGY                         2.8%
PROCESS INDUSTRIES             2.6%
TECHNOLOGY                    37.1%
INDUSTRIAL SERVICES            1.9%
TRANSPORTATION                 0.3%

--------------------------------------------------------------------------------


----------------------------------------------------------------------------  vi

--------------------------------------------------------------------------------
FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS III) AND THE S&P 500.

[GRAPH]

CURRENT STRATEGY AND OUTLOOK

Although we are not ones to bet on the market's direction, we are approaching 1998 cautiously. While the economic backdrop provided by both GDP growth and inflation should remain favorable, the outlook for corporate profits is decidedly mixed. Potentially, the less favorable terms of trade with Asia could hurt revenues and prices materially in some of the big industries, such as electronics and capital goods. Further, the cost structures in these industries may be more fixed than many investors expect, so weak revenues could lead to abysmal profits. If the "weak corporate profits" scenario does occur, the stock market will probably stumble.

Nevertheless, we remain very confident in the relative outlook for the Portfolio. Its highly-diversified holdings are made up of high-quality, well-managed businesses in attractive markets. Each should deliver strong earnings growth in most economic environments. Most importantly, we continue to believe those merits are not yet reflected in these companies' stock valuations.

CAPTIAL APPRECIATION PORTFOLIO
               Cumulative          Average Annual
              Total Return*        Total Return*

                 Since        1 Year       Since
               Inception                 Inception
---------------------------------------------------
CLASS I        (1.00%)         n/a          n/a

CLASS II       (6.80%)         n/a          n/a

CLASS III      (1.40%)         n/a          n/a

RUSSELL 2500   (1.50%)         n/a          n/a
GROWTH INDEX


*TOTAL RETURNS ARE FOR THE PERIOD ENDED DECEMBER 31, 1997 ADN REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPTIAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURESEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS SEPTEMBER 2, 1997. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON OCTOBER 2, 1997. THESE SHARES INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .25% SHAREHOLDER SERVICES FEE. ON OCTOBER 2,1997, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE, A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.


vii  ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS BOND PORTFOLIO
--------------------------------------------------------------------------------

[PHOTO]

BOND PORTFOLIO MANAGERS
JAMES TURNER AND STEVEN WISHNIA

     Mr. Turner, CFA, is a Senior Vice President with Highland Capital Management Corp. A 1959 graduate of the U.S. Military Academy, he received a MS degree from Stanford University in 1964. Mr. Turner was a vice president in the Trust Investment Department of FirsTier Bank, N.A. in Omaha, Nebraska from 1979 through 1986. Joining First Tennessee Investment Management in 1986, he was part of that group's merger with Highland Capital in 1994. He has managed the Portfolio since its inception.

     Mr. Wishnia is a Director and Chairman of the Board of Highland Capital Management Corp. A 1972 graduate of Pace University, Mr. Wishnia was Treasurer of S.G. Securities, a closed-end mutual fund in Boston, MA from 1973 to 1975, prior to joining Highland Investment Corporation, the predecessor firm to Highland Capital. Mr. Wishnia was a co-founder of Highland Capital in 1987; he has managed the Portfolio since its inception.

SIX-MONTHS IN REVIEW -----------------------------------------------------------

PERFORMANCE

For the six-month period ended December 31, 1997, the First Funds Bond Portfolio, Class I, II, and III, returned 6.44%, 2.44%, and 5.84% respectively, net of fees and sales charges, versus a return of 6.83% for the Lehman Brothers Government/Corporate Bond Index.

MARKET REVIEW

Good inflation news was the key element propelling the bond market's positive performance during this period.

On an annual percentage change basis, wholesale prices ended the year down 1.2%, the biggest decline since 1986. Consumer prices also were moderate, rising only 1.7% - again the lowest since 1986. Several factors were instrumental in constraining inflation: global competition, tamer healthcare costs, declining energy prices, and the Asian financial crisis. The last had the most noticeable effect. The plunge in a number of Asian currencies relative to the dollar had a number of effects in this country. First, most of the affected countries would not be able to afford

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

[GRAPH]


--------------------------------------------------------------------------  viii

--------------------------------------------------------------------------------
FIRST FUNDS BOND PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

[GRAPH]

many U.S. products, driving down our exports and helping to slow our economy. Second, our imports from that region would be cheaper. Both of these effects would help alleviate any near-term inflationary concerns. Another noticeable impact from the Asian crisis was a "flight-to-quality", as many foreign assets were shifted to U.S. Treasury bonds. The net effect of these combined influences was a steady decline in interest rates over the latter half of the year. For example, 10-year Treasury yields declined from 6.49% to 5.74%, and 30-year Treasuries fell from 6.78% to 5.92%.

PORTFOLIO UPDATE

Our primary focus remained on seeking the best relative values in the marketplace without exposing the Portfolio to substantial risk from changes in interest rates. This steady focus resulted in additions of corporate, mortgage, and agency bonds as yields were higher in these sectors comparable to Treasuries. The Portfolio's corporate bond weighting at December 31, 1997 was about 58%, as compared to 28% in the Lehman Brothers Government/Corporate Bond Index. Mortgage-related securities were increased 1% to almost 8%, versus 0% in the index. Agency obligations of 3% were added, versus almost 10% in the index. Finally, some shorter maturity Treasuries were exchanged for longer maturities, offsetting the shortening of the Portfolio's average maturity through the passage of time.

For this six month period, corporate bonds were the best performers, although only modestly better than Government securities. Corporate bonds would have performed even better, but were affected by the Asian crisis. Bond dealers were in many cases forced into selling good quality, investment grade corporate bonds to help offset their exposure to Asian debt, which was deteriorating in quality. This caused corporate bonds to lose some of the relative performance advantage gained in October. Meanwhile the "flight-to-quality" noted earlier boosted the Treasury sector's performance. As for mortgages, this sector lagged, as it usually does when rates drop significantly.

--------------------------------------------------------------------------------
Bond Portfolio
Asset Type Profile as of December 31, 1997

[CHART]

U.S. GOVERNMENT & AGENCY OBLIGATIONS              27.4%
MORTGAGE-BACKED OBLIGATIONS                        7.5%
COMMERCIAL PAPER                                   3.2%
REPURCHASE AGREEMENTS                              3.5%
COPORATE BONDS & NOTES                            58.4%

--------------------------------------------------------------------------------


ix  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS BOND PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

[GRAPH]

CURRENT STRATEGY AND OUTLOOK

As long as Asia remains in turmoil and regional currencies depressed, global competitive pressures are likely to intensify. The stronger dollar means imports from Asia will be cheaper. Conversely, they'll be able to afford less U.S. exports. This situation is not lost on domestic car manufacturers, in particular, as GM recently announced a 19% reduction in auto production for the first quarter of 1998. Cuts by Ford and Chrysler are expected. Scaling back may occur in other industries, as well. All this has created investor expectations of slowing growth and continued mild inflation. It has also fostered a generally bullish tone to the market. However, should the Asian situation stabilize before there is any perceptible slowing in our economy, market sentiment could change quickly. Substantial mortgage refinancing, year-end bonuses, income tax refunds, and strong consumer confidence suggest that the potential for spending early in the new year is sufficient to continue stimulating an already strong economy and job market. This would resurrect pre-Asian concerns that rising wage pressures could finally outweigh all the other favorable factors that have kept inflation in check. With a lot of good news already priced into the market, the Portfolio starts the new year with a neutral positioning - neither bullish nor bearish.

BOND PORTFOLIO
               Cumulative          Average Annual
              Total Return*        Total Return*

                 Since        1 Year       Since
               Inception                 Inception
---------------------------------------------------
CLASS I        31.70%         9.28%      6.42%

CLASS II       25.63%         5.01%      5.29%

CLASS III      24.99%         8.02%      5.17%

LEHMAN BROS.   33.01%         9.75%      6.67%
GOV'T/CORP
BOND INDEX

*TOTAL RETURNS ARE FOR THE PERIOD ENDED DECEMBER 31, 1997 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURESEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURESEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS AUGUST 2, 1993. ON DECEMBER 2, 1993, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE, A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION PRIOR TO DECEMBER 2, 1993 FOR CLASS III IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES, WHICH IF INCLUDED, WOULD LOWER CLASS III PERFORMANCE. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON DECEMBER 20, 1995. THESE SHARES INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION FOR CLASS II SHARES PRIOR TO THEIR INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES WHICH IF INCLUDED, WOULD LOWER CLASS II PERFORMANCE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.


-----------------------------------------------------------------------------  x

--------------------------------------------------------------------------------
FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------
[PHOTO]

TENNESSEE TAX-FREE PORTFOLIO MANAGER
RALPH HERBERT

     Mr. Herbert, Vice President and Portfolio Manager, has seventeen years experience in the financial services industry. A 1977 graduate of the University of Tennessee, Mr. Herbert began his career with First American Bank in 1979, first in retail banking and later joining the bank's bond division. He joined Culver Securities in 1987 where his duties included municipal debt underwriting, before joining Valley Fidelity Bank as a Portfolio Manager in 1989. Valley Fidelity Bank merged with First Tennessee Bank in 1991. Mr. Herbert has managed the Tennessee Tax-Free Portfolio since its inception.


SIX-MONTHS IN REVIEW -----------------------------------------------------------

PERFORMANCE

For the six-month period ended December 31, 1997, the First Funds Tennessee Tax-Free Portfolio, Class I, II and III, returned 5.36%, 1.50% and 5.23%, respectively, net of fees and sales charges, versus a return of 5.77% for the Lehman Brothers 10-Year Municipal Bond Index.

MARKET REVIEW

The bond market finished the third quarter on a strong note. Interest rates fell almost .40% from July 1 to September 30, 1997. Although the end result was favorable, it was a volatile quarter. The five-year Treasury yielded 6.375% on July 1, falling to 5.875% by July 31.

Then, over the next three weeks, the five-year Treasury yield rose to 6.25%, fell to 6.05% and then rose to 6.25%, finally closing out the quarter at 6.00%. Most of the volatility stemmed from investors hanging on to every word from the Federal Reserve and attempting to figure out what their next move was following the release of key economic statistics.

For over six years, the economy has continued to grow. The unemployment rate has stabilized between 4.8% and 5.0% for the past six months, and inflation remains surprisingly benign. The Federal budget deficit has continued to fall, with some predicting a budget surplus.

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

[GRAPH]


xi  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

[GRAPH]

The markets in the fourth quarter of 1997 were dominated by the crisis in Southeast Asia and the Pacific Rim. With each new collapse in those countries' stock markets, equity markets in Europe and the U.S. reacted as well. This caused a "flight to quality" on a scale not seen since the Persian Gulf War. Billions of dollars flowed out of the world's stock markets and into U.S. bonds. The intermediate Treasury market rallied strongly, although, interest rates in short-term securities actually rose, primarily due to continued tight policy on the part of the Federal Reserve. The Tennessee and general municipal market rallied about 15 basis points, as well, and we enter 1998 with interest rates near their historic lows.

PORTFOLIO UPDATE

Tennessee municipal bond yields dropped about 40 basis points for the six-month period ending December 31, 1997. During this time the Portfolio was purchasing Tennessee municipal bonds with maturities of 12-to 15-years. Early in the period, the supply of new issues in Tennessee were slim so most of the bonds were purchased in the secondary market. After months of short supply, however, new tax-exempt supply expanded greatly in September. Volume increased 68% over the same period last year, due largely to lower interest rates, which allowed many issuers to refund existing debt at lower rates. This sudden glut in the market did, however, hold back on price appreciation in Tennessee municipal bonds for a short time.

Municipal bond yields are now close to 25 year lows. Because many bond funds were purchasing bonds during periods when interest rates were higher, they tend to have higher quotable yields. However, higher yields can equate to higher taxable gains when the bonds are sold. Although nobody ever "went broke" paying capital gains taxes, buyers of tax-exempt bond funds may be facing tax burdens not to their liking. Because it is a fairly young fund, First Funds Tennessee Tax-Free Portfolio has an average dollar price that is considerably lower than most funds, translating to minimal exposure to taxable capital gains.

--------------------------------------------------------------------------------
Tennessee Tax-Free Portfolio
Asset Type Profile as of December 31, 1997

[CHART]

Mutual Funds                   1.5%
General Obligation Bonds      50.3%
Revenue Bonds                 48.2%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------   xii

--------------------------------------------------------------------------------
FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

[GRAPH]

CURRENT STRATEGY AND OUTLOOK

1998 could be another good year for financial assets. The economy is still firing on all cylinders, but many economists see the recent Asian turmoil as having a moderate slowing effect on U.S. growth in the later half of the year. Although it has been mentioned, deflation will likely not be much of an issue for the domestic economy. If anything, imports will become cheaper, and our exports are likely to suffer.

Although bonds were modestly undervalued at the beginning of the fourth quarter, the decline in rates brought them back to fair value. Municipals remained undervalued, offering high taxable equivalent yields. Recently, however, yields on municipals have begun to contract.

Billions of dollars in redemptions and interest payments early in 1998 will keep the Tennessee municipal market firm. Most of this money will be looking for new municipal bonds to buy. This condition will be compounded by slow sales of new debt. The last few weeks of 1997 saw a flood of new issues in Tennessee, keeping the municipal market stable despite a rally in the Treasury markets.

With interest rates this low and not much room left for price appreciation, bond returns may seem lower than in recent years. With this in mind, we feel that real returns on bonds have fallen. We will begin reducing interest rate risk by shortening the duration of the Portfolio.


TENNESSEE TAX-FREE PORTFOLIO
             Cumulative          Average Annual
            Total Return*        Total Return*

               Since        1 Year       Since
             Inception                 Inception
-------------------------------------------------
CLASS I       13.33%        8.61%      6.30%

CLASS II       9.19%        4.60%      4.38%

CLASS III     12.87%        8.42%      6.09%

LEHMAN BROS.  14.20%        9.24%      6.86%
10-YEAR
MUNICIPAL
BOND INDEX


*TOTAL RETURNS ARE FOR THE PERIOD ENDED DECEMBER 31, 1997 AND REFLECT
REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS
IN EFFECT AND ANY EXPENSE REIMBURSEMENTS.  WITHOUT THE FEE WAIVERS AND
EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER.
CLASS I INCEPTION DATE IS DECEMBER 15, 1995.  ON DECEMBER 15,1995, THE
PORTFOLIO ALSO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER
TRANSFER AGENCY FEE AND A .50% DISTRIBUTION FEE.  ON DECEMBER 29, 1995, THE
PORTFOLIO COMMENCED SALES OF CLASS II SHARES, WHICH INCLUDE A HIGHER TRANSFER
AGENCY FEE.  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.


xiii  --------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
DEFINITION OF COMMON TERMS

GAIN (OR LOSS)
     If a stock or bond appreciates in price, there is an unrealized gain; if it depreciates there is an unrealized loss. A gain or loss is "realized" upon the sale of a security; if a Portfolio's net gains exceed net losses, there may be a capital gain distribution to shareholders. There could also be an ordinary income distribution if the net gain is short term or no distribution if there is a capital loss carryover.

DIVIDEND
     Net income distributed to shareholders generated by securities in a Portfolio. The Growth & Income, Bond, Tennessee Tax-Free and all the Money Market Portfolios pay dividends monthly. The Capital Appreciation Portfolio pays dividends annually.

NET ASSET VALUE (NAV)
     Total value of all securities and other assets held by a Portfolio, minus liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total value of your investment would be the NAV multiplied by the number of shares you own. NAV generally fluctuates daily for all the First Funds Portfolios except the Money Market Portfolios, which seek to maintain a stable $1.00 per share NAV.

INSURED BONDS
     Insured Bonds refer to municipal obligations which are covered by an insurance policy issued by independent insurance companies. The policies insure the payment of principal and interest of the issuer. Examples of such companies would be MBIA (Municipal Bond Investors Assurance Corporation), or AMBAC (American Municipal Bond Assurance Corporation). Bonds insured by either AMBAC or MBIA are rated AAA.

GENERAL OBLIGATION BONDS
     General Obligation Bonds (GOs) are debts backed by the general taxing power of the issuer. Payment of the obligation may be backed by a specific tax or the issuer's general tax fund. Examples of GOs include sidewalk bonds, sewer bonds, street bonds and so on. These bonds are also known as FULL FAITH AND CREDIT bonds because the debt is a general obligation of the issuer.

REVENUE BONDS
     Revenue Bonds are issued to provide capital for the construction of a revenue-producing facility. The interest and principal payments are backed to the extent that the facility produces revenue to pay. Examples of revenue bonds include toll bridges, roads, parking lots and ports. The municipality is not obligated to cover debt payments on revenue bonds in default.

BOND RATINGS
     The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. The ratings are used by the government and industry regulatory agencies, the investing public, and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as an absolute factor in determining the strength of the pledge securing a particular issue. However, since Moody's and Standard & Poor's rate bonds on a fee basis, some issuers choose not to be rated. Many non-rated issues are sound investments. The rating symbols of the two services are shown in the accompanying table.

SEC YIELD
     The SEC Yield was mandated by the Securities and Exchange Commission in 1988 as a standardized yield calculation intended to put performance presentations for all bond and money market funds on a level playing field. The SEC yield does not take into account income derived from capital gains, option writing, futures, or return of capital. The formula also adjusts the income from premium or discounted bonds to reflect the amortization of that bond.

--------------------------------------------------------------------------------
                              MOODY'S INVESTORS        STANDARD & POOR'S CORP.
                              SERVICES, INC.           (PLUS (+) OR MINUS (-)
                              -----------------        -----------------------
Prime                         Aaa                      AAA
Execellent                    Aa                       AA
Good                          A                        A
Average                       Baa                      BBB
Fair                          Ba                       BB
Poor                          B                        B
Marginal                      Caa                      C
--------------------------------------------------------------------------------


---------------------------------------------------------------------------  xiv

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
DEFINITION OF COMMON TERMS (CONTINUED)

TOTAL RETURN
     Total return measures a Portfolio's performance over a stated period of time, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the Portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period).

DEFINITION OF INDICES

STANDARD & POOR'S 500 is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks. It is an unmanaged index.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains.

LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, an unmanaged index, is a broad measure of municipal bond performance and includes reinvestment of dividends and capital gains.

RUSSELL 2500 INDEX, an unmanaged index, measures performance of the 2,500 smallest companies in the Russell 3000 Index which represents approximately 23% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization was approximately $659 million; the median market capitalization was approximately $438 million. The largest company in the index had an approximate market capitalization of $2.6 billion.

The Russell 2500 Index is broken down further into a growth component and a value component. The Capital Appreciation Portfolio uses the Russell 2500 Growth Index as a benchmark.

The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.


xv  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997 (Unaudited)
(Showing Percentage of Total Value of Investments)


                                                                     Value
                                                   Shares           (Note 1)
                                                ------------      ------------
COMMON STOCKS - 91.1%
Basic Materials - 3.3%
Morton International, Inc.                           353,200      $ 12,141,250
                                                                  ------------
CAPITAL GOODS - 5.3%
Belden, Inc.                                         264,900         9,337,725
General Electric Co.                                 142,150        10,430,256
                                                                  ------------

TOTAL CAPITAL GOODS                                                 19,767,981
                                                                  ------------

COMMUNICATION SERVICES - 11.9%
Airtouch Communications, Inc.*                       355,950        14,794,172
GTE Corp.                                            313,500        16,380,375
Sprint Corp.                                         215,700        12,645,412
                                                                  ------------

TOTAL COMMUNICATION SERVICES                                        43,819,959
                                                                  ------------

CONSUMER CYCLICALS - 6.4%
Federated Department Stores, Inc.*                   253,500        10,916,344
Interpublic Group of Companies, Inc.                 253,200        12,612,525
                                                                  ------------

TOTAL CONSUMER CYCLICALS                                            23,528,869
                                                                  ------------

CONSUMER STAPLES - 11.6%
Belo (A.H.) Corp., Class A                           183,800        10,315,775
Pepsico, Inc.                                        141,300         5,148,619
Sara Lee Corp. 216,850                            12,211,366
Sysco Corp.                                          328,800        14,980,950
                                                                  ------------

TOTAL CONSUMER STAPLES                                              42,656,710
                                                                  ------------

ENERGY - 9.5%
Input/Output, Inc.*                                  274,575         8,151,445
Repsol S.A. ADR                                      191,217         8,138,674
Texaco, Inc.                                         160,200         8,710,875
YPF S.A. ADR                                         294,950        10,083,603
                                                                  ------------

TOTAL ENERGY                                                        35,084,597
                                                                  ------------

FINANCE & INSURANCE - 16.3%
BankBoston Corp.                                     144,400        13,564,575
Chase Manhattan Corp.                                104,500        11,442,750
Fannie Mae                                           205,600        11,732,050
Norwest Corp.                                        385,800        14,901,525
UNUM Insurance Corp.                                 161,000         8,754,375
                                                                  ------------

TOTAL FINANCE & INSURANCE                                           60,395,275
                                                                  ------------

HEALTHCARE - 14.4%
Abbott Laboratories                                  159,900        10,457,219
Elan Corp., plc ADR*                                 295,050        13,260,122
Medtronic, Inc.                                       94,500         4,943,531
Merck & Co., Inc.                                    107,300        11,400,625
Schering-Plough Corp.                                209,400        13,008,975
                                                                  ------------

TOTAL HEALTHCARE                                                    53,070,472
                                                                  ------------

TECHNOLOGY - 12.4%
Electronic Data Systems Corp.                        192,400         8,453,575
EMC Corp.*                                           387,100        10,621,056
Grainger (W.W.), Inc.                                116,840        11,355,388
Intel Corp.                                           71,400         5,011,388
Motorola, Inc.                                       179,650        10,251,277
                                                                  ------------

TOTAL TECHNOLOGY                                                    45,692,684
                                                                  ------------

TOTAL COMMON STOCKS
 (Cost $206,338,580)                                               336,157,797
                                                                  ------------

Due                   Discount Rate or             Principal          Value
Date                  Coupon Rate                   Amount           (Note 1)
----                  -----------                   ------           --------
SHORT-TERM INVESTMENTS - 8.9%
COMMERCIAL PAPER - 7.5%
Alfa Insurance
01/30/98    5.87%                                $ 1,425,000       $ 1,418,262
01/30/98    5.87%                                  1,000,000           995,271
American Express Corp.
01/12/98    5.83%                                  2,000,000         2,000,000
American Family Insurance Co.
01/14/98    5.75%                                  2,000,000         1,995,847
Bell Atlantic Corp.
01/06/98    5.83%                                  2,000,000         1,996,468
01/12/98    5.78%                                  2,000,000         1,998,380
Bell South
01/09/98    6.00%                                  2,000,000         1,997,333
Dillards, Inc.
01/16/98    5.63%                                  1,500,000        1,496,481
Ford Motor Corp.
01/08/98    5.74%                                  2,000,000         2,000,000
GE Capital Management, Inc.
01/05/98    5.87%                                  2,000,000         2,000,000
Goldman Sachs & Co.
01/16/98    5.80%                                  2,000,000         1,995,167
Hartford Steam Boilers
01/06/98    5.79%                                  1,000,000           999,196
Louisville Gas & Electric
03/17/98    5.55%                                  2,000,000         1,976,875
Michigan Gas
01/09/98    5.53%                                  1,000,000           998,771
Northwestern University
02/24/98    5.58%                                  2,000,000         1,983,260
University of Chicago
01/23/98    5.76%                                  2,000,000         1,992,960
                                                                  ------------

TOTAL COMMERCIAL PAPER                                              27,844,271
                                                                  ------------


                                                  Maturity
                                                   Amount
                                                ------------
REPURCHASE AGREEMENTS - 1.4%
HSBC Securities, Inc., 6.25%, dated
12/31/97, due 01/02/98, collateralized
by $3,997,000 U.S. Treasury Bond,
8.50%, due 02/15/20                                5,183,399         5,181,600
                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $33,025,871)                                                 33,025,871
                                                                  ------------

TOTAL INVESTMENTS - 100%
 (Cost $239,364,451)                                              $369,183,668
                                                                  ------------
                                                                  ------------

*Non-income producing security
ADR - American Depository Receipt

INCOME TAX INFORMATION:

At December 31, 1997, the net unrealized appreciation based on cost for income tax purposes of $239,411,997 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                            $129,809,759

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                                 (38,088)
                                                                  ------------

Net unrealized appreciation                                       $129,771,671
                                                                  ------------
                                                                  ------------

       The accompanying notes are an integral part of the financial statements.


-----------------------------------------------------------------------------  1

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997 (Unaudited)


OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 1997 aggregated $42,135,147 and $13,926,185, respectively.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997 (Unaudited)
(Showing Percentage of Total Value of Investments)



                                                                     Value
                                                   Shares           (Note 1)
                                                ------------      ------------
COMMON STOCKS - 94.7%
BASIC MATERIALS - 5.4%
CHEMICALS - 2.0%
Polymer Group, Inc.*                                  49,000      $    465,500
                                                                  ------------

METALS & MINING - 1.1%
Kennametal, Inc.                                       5,000           259,063
                                                                  ------------

MINERALS - 2.3%
Minerals Technologies, Inc.                           12,000           545,250
                                                                  ------------

TOTAL BASIC MATERIALS                                                1,269,813
                                                                  ------------

CAPITAL GOODS - 5.0%
BUILDING & CONSTRUCTION - 5.0%
Advanced Lighting Technologies                        28,000           525,000
Oakwood Homes Corp.                                   11,000           365,062
Watsco, Inc.                                          11,600           286,375
                                                                  ------------

                                                                     1,176,437
                                                                  ------------

TOTAL CAPITAL GOODS                                                  1,176,437
                                                                  ------------

COMMERCIAL SERVICES - 10.1%
Barnett, Inc.*                                        11,000           242,000
Catalina Marketing Corp.*                              9,000           416,250
G & K Services, Inc. - Class A                        11,000           460,625
Right Management Consultants, Inc.*                   20,000           255,000
Service Experts, Inc.*                                14,500           415,063
Strayer Education, Inc.                               18,000           594,000
                                                                  ------------

TOTAL COMMERCIAL SERVICES                                            2,382,938
                                                                  ------------

CONSUMER NON-DURABLES - 4.7%
BEVERAGES - 0.5%
Robert Mondavi Corp., Class A*                         2,500           121,562
                                                                  ------------

HOSPITAL SUPPLIES & SERVICES - 4.2%
Impath, Inc.*                                         11,300           358,775
Mentor Corp.*                                          7,100           259,150
Patterson Dental Co.*                                  8,000           362,000
                                                                  ------------

                                                                       979,925
                                                                  ------------

TOTAL CONSUMER NON-DURABLES                                          1,101,487
                                                                  ------------

CONSUMER SERVICES - 15.0%
ADVERTISING - 5.8%
Lamar Advertising Co.*                                 6,200           246,450
Universal Outdoor Holdings, Inc.*                     15,000           780,000
Valassis Communications, Inc.*                         9,700           358,900
                                                                  ------------

                                                                     1,385,350
                                                                  ------------

AUTO RELATED - 4.2%
Aftermarket Technology Corp.*                         44,000           797,500
Lithia Motors, Inc., Class A*                          9,000           124,875
Miller Industries, Inc.*                               5,800            62,350
                                                                  ------------

                                                                       984,725
                                                                  ------------

HOUSEHOLD FURNITURE/APPLIANCES - 1.0%
Heilig Meyers Co.                                     20,000           240,000
                                                                  ------------

OFFICE EQUIPMENT - 1.1%
Danka Business Systems - ADR*                         16,000           255,000
                                                                  ------------

       The accompanying notes are an integral part of the financial statements.


2  -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997 (Unaudited)
(Showing Percentage of Total Value of Investments)


                                                                     Value
                                                   Shares           (Note 1)
                                                ------------      ------------
COMMON STOCKS (CONTINUED)
CONSUMER SERVICES (CONTINUED)
OTHER CONSUMER SERVICES - 1.7%
Coach USA, Inc.*                                      11,700      $    391,950
                                                                  ------------

RENTAL/LEASING - 1.2%
Emergent Group, Inc.*                                 21,000           291,375
                                                                  ------------

TOTAL CONSUMER SERVICES                                              3,548,400
                                                                  ------------

ENERGY & NATURAL RESOURCES - 2.8%
OIL SUPPLY/CONSTRUCTION - 2.8%
Forecenergy, Inc.*                                     8,000           209,500
Petroleum Geo Services ADR*                            7,000           453,250
                                                                  ------------

                                                                       662,750
                                                                  ------------

TOTAL ENERGY & NATURAL RESOURCES                                       662,750
                                                                  ------------

FINANCE - 2.7%
BANKS - 0.8%
First Int'l Bancorp, Inc.                             15,700           190,363
                                                                  ------------

FINANCIAL SERVICES - 1.9%
Credit Acceptance Corp.*                              45,000           348,750
United Asset Management Co.                            4,000            97,750
                                                                  ------------

                                                                       446,500
                                                                  ------------

TOTAL FINANCE                                                          636,863
                                                                  ------------

INSURANCE - 7.1%
INSURANCE COMPANIES- 0.7%
First Commonwealth, Inc.*                             15,000           168,750
                                                                  ------------

PROPERTY CASUALTY - 6.4%
Amerin Corp.*                                         21,000           588,000
Capmac Holdings, Inc.                                  9,000           312,750
Enhance Financial Services Group, Inc.                 8,000           476,000
Vesta Insurance Group, Inc.                            2,200           130,625
                                                                  ------------

                                                                     1,507,375
                                                                  ------------

TOTAL INSURANCE                                                      1,676,125
                                                                  ------------

INDUSTRIAL SERVICES - 1.9%
Zebra Technologies Corp. - Class A*                   15,100           449,225
                                                                  ------------

PROCESS INDUSTRIES - 2.6%
Aptar Group, Inc.                                      9,000           499,500
Palex, Inc.*                                          10,000           118,750
                                                                  ------------

TOTAL PROCESS INDUSTRIES                                               618,250
                                                                  ------------

TECHNOLOGY - 37.1%
ELECTRONICS - 14.5%
Allen Telecom, Inc.*                                  24,000           442,500
Computer Products, Inc.*                              49,394         1,117,539
Flanders Corp.*                                       30,100           280,306
Incontrol, Inc.*                                      29,000           174,000
Microchip Technology, Inc.*                            2,600            78,000
PPT Vision, Inc.*                                     20,000           155,000
Perclose, Inc.*                                       18,200           348,074
Reptron Electronics, Inc.*                            15,100           156,662
Ubics, Inc.*                                          45,000           675,000
                                                                  ------------

                                                                     3,427,081
                                                                  ------------

HEALTH - 3.8%
R. P. Scherer Corp.*                                   4,000           244,000
Xomed Surgical Products, Inc.*                        28,000           644,000
                                                                  ------------

                                                                       888,000
                                                                  ------------

TECHNOLOGY SERVICES - 16.7%
American Management Systems, Inc.*                    28,000           542,500
The Bisys Group, Inc.*                                 8,800           292,600
Black Box Corp.*                                      19,600           693,350
CCC Information Services Group, Inc.*                 35,900           695,563
Gtech Holdings Corp.*                                 10,800           344,925
Inspire Insurance Solutions, Inc.*                    20,000           410,000
Mastech Corp.*                                        30,700           974,725
                                                                  ------------

                                                                     3,953,663
                                                                  ------------

TELECOMMUNICATIONS - 2.1%
Centennial Cellular Corp. - Class A*                  25,000           503,125
                                                                  ------------

TOTAL TECHNOLOGY                                                     8,771,869
                                                                  ------------

TRANSPORTATION - 0.3%
Trailer Bridge, Inc.*                                  9,000            75,375
                                                                  ------------

TOTAL COMMON STOCKS
 (Cost $22,621,647)                                                 22,369,532
                                                                  ------------

                                                   Shares
                                                ------------

MUTUAL FUNDS - 5.3%
Vista Cash Money Market Fund - Inst.                 621,069           621,069
Vista Prime Money Market Fund - Inst.                621,069           621,069
                                                                  ------------

TOTAL MUTUAL FUNDS                                                   1,242,138
 (Cost $1,242,137)
                                                                  ------------

TOTAL INVESTMENTS - 100%
 (Cost $23,863,784)                                               $ 23,611,670
                                                                  ------------
                                                                  ------------

*Non-income producing security
ADR - American Depository Receipt

INCOME TAX INFORMATION:

At December 31, 1997, the net unrealized appreciation based on cost for income tax purposes of $23,863,784 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                            $  1,848,925

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                              (2,101,039)
                                                                  ------------

Net unrealized appreciation                                       $   (252,114)
                                                                  ------------
                                                                  ------------

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 1997 aggregated $24,174,800 and $1,546,049, respectively.


       The accompanying notes are an integral part of the financial statements.


-----------------------------------------------------------------------------  3

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due                                              Principal           Value
Date        Coupon                                Amount            (Note 1)
----        ------                              ------------      ------------
U.S GOVERNMENT & AGENCY OBLIGATIONS - 27.4%
U.S. TREASURY BONDS
05/15/16    7.250%                              $ 12,490,000      $ 14,219,091
08/15/23    6.250%                                 3,065,000         3,158,866

U.S. TREASURY NOTES
05/31/98    5.375%                                 2,440,000         2,438,475
04/30/00    6.750%                                 6,285,000         6,428,380
05/31/01    6.500%                                 4,555,000         4,663,181
08/15/02    6.375%                                 1,345,000         1,379,887

FEDERAL HOME LOAN BANK
11/06/02    6.250%                                 1,500,000         1,504,557
11/19/02    6.220%                                 1,500,000         1,495,867

FEDERAL HOME LOAN MORTGAGE CORPORATION
11/12/02    6.340%                                   750,000           750,524
11/20/02    6.170%                                   750,000           750,179

FEDERAL NATIONAL MORTGAGE ASSOCIATION
10/11/06    7.150%                                 2,000,000         2,056,316
                                                                  ------------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
 (Cost $37,461,816)                                                 38,845,323
                                                                  ------------

CORPORATE BONDS & NOTES - 58.4%
BANKS - 7.6%
Barnett Cap II
12/01/26    7.950%                                 2,400,000         2,550,286
First Chicago Corp.
01/15/03    7.625%                                 2,300,000         2,430,785
First Empire Cap Tr I
02/01/27    8.234%                                 1,600,000         1,731,995
Wachovia Corp.
11/15/06    6.625%                                 2,100,000         2,150,222
Wells Fargo Capital
12/15/26    7.960%                                 1,800,000         1,899,366
                                                                  ------------

TOTAL BANKS                                                         10,762,654
                                                                  ------------

BASIC MATERIALS - 2.6%
BHP Finance USA
03/01/06    6.690%                                 2,400,000         2,424,955
USX Corp.
01/21/99    8.050%                                 1,190,000         1,212,922
                                                                  ------------

TOTAL BASIC MATERIALS                                                3,637,877
                                                                  ------------

BROKER/DEALERS - 8.0%
Bear Stearns Co.
08/01/02    6.500%                                 2,500,000         2,510,515
Donaldson, Lufkin & Jenrette
02/15/16    5.625%                                 2,000,000         1,975,476
Lehman Brothers, Inc.
04/15/03    7.250%                                 2,500,000         2,580,940
Merrill Lynch, Inc.
01/15/07    7.000%                                 2,050,000         2,124,765
Morgan Stanley Group, Inc.
10/01/03    6.125%                                 2,200,000         2,174,179
                                                                  ------------

TOTAL BROKER/DEALERS                                                11,365,875
                                                                  ------------

CAPITAL GOODS - 11.1%
Arrow Electronics, Inc.
01/15/07    7.000%                                 1,700,000         1,778,025
Dover Corp.
11/15/05    6.450%                                 1,900,000         1,917,117

CORPORATE BONDS & NOTES (CONTINUED)
CAPITAL GOODS (CONTINUED)
Lockheed Martin Corp.
05/15/01    6.850%                              $  2,000,000      $  2,031,892
03/15/03    6.750%                                 2,400,000         2,444,227
Raytheon Co.
07/15/05    6.500%                                 2,500,000         2,512,245
Tyco International Limited
11/01/01    6.500%                                 2,500,000         2,523,448
Waste Management, Inc.
10/01/02    7.700%                                 2,500,000         2,608,580
                                                                  ------------

TOTAL CAPITAL GOODS                                                 15,815,534
                                                                  ------------

CONSUMER NON-DURABLES - 4.5%
Anheuser Busch, Inc.
09/01/05    7.000%                                 2,300,000         2,370,433
Coca-Cola Enterprises, Inc.
10/15/36    6.700%                                 1,650,000         1,710,354
Philip Morris, Inc.
12/01/99    7.125%                                 2,200,000         2,235,747
                                                                  ------------

TOTAL CONSUMER NON-DURABLES                                          6,316,534
                                                                  ------------

CONSUMER SERVICES - 6.9%
Belo (AH) Corp.
06/01/02    6.875%                                 2,600,000         2,644,307
Federal Express Corp., Series 97-B
01/15/18    7.520%                                 2,000,000         2,150,560
Price/Costco, Inc.
06/15/05    7.125%                                 2,500,000         2,557,540
US West Capital Funding, Inc.
01/15/07    7.300%                                 2,400,000         2,489,083
                                                                  ------------

TOTAL CONSUMER SERVICES                                              9,841,490
                                                                  ------------

FINANCIAL SERVICES - 9.1%
Aon Capital Trust
01/01/27    8.205%                                 2,000,000         2,243,200
Associates Corp. of North America
09/17/99    6.680%                                 1,230,000         1,241,828
05/15/37    5.960%                                 1,500,000         1,526,861
CNA Financial Corp.
11/15/03    6.250%                                 2,400,000         2,366,069
Ford Capital
05/01/98     9.125%                                  910,000           919,027
Ford Motor Credit Co.
09/25/01    7.000%                                 2,400,000         2,457,050
General Motors Acceptance Corp.
02/15/01    5.625%                                 2,250,000         2,214,915
                                                                  ------------

TOTAL FINANCIAL SERVICES                                            12,968,950
                                                                  ------------

TRAVEL & TRANSPORTATION - 5.3%
Norfolk Southern Corp.
02/15/04    7.875%                                 2,400,000         2,573,799
Northwest Airlines Corp.
01/02/15    7.670%                                 2,281,992         2,465,441
Union Pacific Corp.
01/15/04    6.125%                                 2,500,000         2,437,265
                                                                  ------------

TOTAL TRAVEL & TRANSPORTATION                                        7,476,505
                                                                  ------------


       The accompanying notes are an integral part of the financial statements.


4  -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due                                              Principal           Value
Date        Coupon                                 Amount           (Note 1)
----        ------                              ------------      ------------
CORPORATE BONDS & NOTES (CONTINUED)
UTILITIES - 3.3%
GTE of the North
11/01/08    6.900%                              $  2,500,000      $  2,605,515
Public Service Electric & Gas Co.
11/01/01    7.875%                                 2,000,000         2,097,804
                                                                  ------------

TOTAL UTILITIES                                                      4,703,319
                                                                  ------------

TOTAL CORPORATE BONDS & NOTES
 (Cost $80,592,405)                                                 82,888,738
                                                                  ------------

MORTGAGE-BACKED OBLIGATIONS - 7.5%
Federal Home Loan Mortgage Corp.,
Series 1698-E
10/15/06    6.000%                                 2,400,000         2,395,776
Federal National Mortgage Association,
1994-M3, Class B
04/25/06    7.710%                                 2,225,000         2,274,367
Federal National Mortgage Association,
1997-M5, Class C
08/25/07    6.740%                                 2,400,000         2,477,016
Federal National Mortgage Association,
Pool #250885
04/01/27    7.500%                                 3,227,099         3,300,719
Resolution Trust Corp.,
Series 1992-8 A2**
12/25/26    8.250%                                    24,461            24,461
Resolution Trust Corp.,
Series 1992-C6 A2
07/25/24    6.750%*                                   96,789            96,880
                                                                  ------------

TOTAL MORTGAGE-BACKED OBLIGATIONS
 (Cost $10,492,187)                                                 10,569,219
                                                                  ------------

SHORT-TERM INVESTMENTS - 6.7%
COMMERCIAL PAPER - 3.2%
Alfa Insurance
01/30/98    5.870%                                 1,000,000           995,435
Goldman Sachs
01/16/98    5.800%                                 1,000,000           997,744
Hartford Steam Boilers
01/06/98    5.790%                                 1,000,000           999,356
University of Chicago
01/23/98    5.760%                                 1,500,000         1,494,960
                                                                  ------------

TOTAL COMMERCIAL PAPER                                               4,487,495
                                                                  ------------

                                                  Maturity
                                                   Amount
                                                ------------

REPURCHASE AGREEMENTS - 3.5%
HSBC Securities, Inc., 6.250%, dated
12/31/97, due 01/02/98, collateralized
by $4,466,000 U.S. Treasury Bond, 8.75%
due 11/15/08                                       5,019,942         5,018,200
                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS                                         9,505,695
 (Cost $9,505,695)                                                ------------


TOTAL INVESTMENTS - 100%
 (Cost $138,052,103)                                              $141,808,975
                                                                  ------------
                                                                  ------------

* Floating or variable rate security - rate disclosed as of December 31, 1997. Maturity date represents the next interest reset date.

**Security is valued at fair value. See Note 1.

INCOME TAX INFORMATION:

At December 31, 1997, the net unrealized depreciation based on cost for income tax purposes of $138,053,885 was as follows:

Aggregate gross unrealized appreciation for
All investments in which there was an excess
Of value over tax cost                                            $  3,828,885

Aggregate gross unrealized depreciation for
All investments in which there was an excess
Of tax cost over value                                                 (73,795)
                                                                  ------------

Net unrealized depreciation                                       $  3,755,090
                                                                  ------------
                                                                  ------------

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended December 31, 1997 aggregated $18,393,976 and $9,578,668 respectively. Purchases and sales of U.S. Government and Agency securities, other than short-term securities, for the year ended December 31, 1997 aggregated $14,599,423 and $8,078,668, respectively.


       The accompanying notes are an integral part of the financial statements.


-----------------------------------------------------------------------------  5

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due                             Bond Rating       Principal          Value
Date        Coupon               Moody/S&P         Amount           (Note 1)
----        ------             ------------     ------------      ------------
GENERAL OBLIGATION BONDS - 53.9%
Crockett County, Tennessee
04/10/11    5.000%, AMBAC            Aaa/NR        $ 500,000      $    507,735
Franklin, Tennessee
Special School District
06/01/12    5.100%                   Aa3/NR        1,000,000         1,017,880
Grundy County, Tennessee
05/01/06    5.350%, FGIC            Aaa/AAA          300,000           319,644
Johnson City, Tennessee
06/01/12    5.900%, FSA             Aaa/AAA          245,000           260,830
05/01/14    5.500%, FGIC            Aaa/AAA          750,000           787,830
Knox County, Tennessee
02/01/12    5.000%                   Aa3/AA          750,000           755,918
Knoxville, Tennessee
Refunding & Improvements
05/01/08    5.300%, MBIA            Aaa/AAA          350,000           368,015
Memphis, Tennessee
08/01/06    5.200%                   Aa2/AA          500,000           519,885
11/01/10    5.200%                   Aa2/AA        1,000,000         1,031,360
Metropolitan Nashville, Tennessee
11/15/11    5.125%                   Aa2/AA        1,000,000         1,027,660
01/01/13    5.200%, FGIC            Aaa/AAA          500,000           517,960
07/01/13    5.125%                   Aa3/AA          500,000           507,460
Oak Ridge, Tennessee
07/01/10    5.550%                    Aa/A+          500,000           522,430
Putnam County, Tennessee
04/01/07    5.100%, MBIA            Aaa/AAA        1,000,000         1,036,700
Rutherford County, Tennessee
04/01/09    5.250%                  Aa3/AA-          500,000           520,670
Sevier County, Tennessee
04/01/12    5.600%, FGIC            Aaa/AAA          400,000           413,536
Shelby County, Tennessee
04/01/10    5.500%                  Aa2/AA+          750,000           785,348
State of Tennessee
03/01/07    5.400%                  Aaa/AA+          240,000           256,248
05/01/09    4.750%                  Aaa/AA+        1,000,000         1,015,070
05/01/14    5.350%                  Aaa/AA+          750,000           786,585
Tipton County, Tennessee
04/01/12    5.250%, AMBAC            Aaa/NR          500,000           518,880
Weakley County, Tennessee
05/01/09    5.000%, FGIC            Aaa/AAA          350,000           358,827
Williamson County, Tennessee
05/01/10    4.800%                   Aa1/NR        1,000,000         1,002,360
Wilson County, Tennessee
06/01/13    5.500%, FGIC            Aaa/AAA          500,000           512,760
                                                                  ------------
TOTAL GENERAL OBLIGATION BONDS
 (Cost $14,860,437)                                                15,351,591
                                                                  ------------

REVENUE BONDS - 44.6%
HOSPITAL - 6.2%
Bristol County, Tennessee
Health & Education Facilities
09/01/13    5.125%, FGIC            Aaa/AAA          500,000           508,205
Knox County, Tennessee
Health & Education
(Ft. Sanders Hospital)
01/01/11    5.750%, MBIA            Aaa/AAA          300,000           319,839
Madison County, Tennessee
(Jackson Hospital)
04/01/10    5.500%, AMBAC           Aaa/AAA          400,000           419,772
Shelby County, Tennessee
Health & Education
08/01/12    5.500%, MBIA            Aaa/AAA          500,000          521,925
                                                                  ------------

TOTAL HOSPITAL                                                       1,769,741
                                                                  ------------

HOUSING - 2.8%
Tennessee Housing
Development Authority
01/01/11    5.800%                   Aa2/AA          400,000           424,552
07/01/13    5.800%                   Aa2/AA          350,000           364,228
                                                                  ------------

TOTAL HOUSING                                                          788,780
                                                                  ------------

PUBLIC BUILDING AUTHORITY - 3.5%
Johnson City, Tennessee
Public Building
09/01/14    5.000%, MBIA            Aaa/AAA        1,000,000           998,810
                                                                  ------------

STATE AUTHORITY - 4.5%
Tennessee State Local
Development Authority
03/01/11    5.750%                   A2/AA-          250,000           261,925
03/01/16    5.125%, MBIA            Aaa/AAA          500,000           502,325
Tennessee State School
Board Authority
05/01/11    5.500%                    A1/AA          500,000           526,000
                                                                  ------------

TOTAL STATE AUTHORITY                                                1,290,250
                                                                  ------------

UTILITY - 27.6%
Clarksville, Tennessee
Water, Sewer & Gas
02/01/10    5.300%, MBIA             AAA/NR          900,000           945,405
Collierville, Tennessee
Water & Sewer
11/01/10    5.300%, MBIA            AAA/AAA          475,000           492,247
Franklin, Tennessee
Water & Sewer
09/01/11    5.000%                   AA2/NR          750,000          764,294
Harpeth Valley, Tennessee
Utility District
09/01/11    5.500%                     A1/A          650,000           678,001
Knox County, Tennessee
1st Utility District
12/01/14    5.500%, MBIA            AAA/AAA          750,000           787,807
Knoxville, Tennessee
Electric
07/01/12    5.700%                   AA3/AA          500,000           520,060
Knoxville, Tennessee
Gas
03/01/14    5.350%                   AA3/AA          760,000           778,096
La Follette, Tennessee
Electrical Systems
06/01/11    5.800%, AMBAC           AAA/AAA          430,000           462,250
La Vergne, Tennessee
Water & Sewer
03/01/14    5.400%                    A1/NR          500,000           517,130
Lawrenceburg, Tennessee
Electric
07/01/06    5.200%, MBIA            AAA/AAA          345,000           363,647
Rutherford County, Tennessee
Utility
02/01/11    5.100%, FGIC             AAA/NR          500,000           507,065
Sevier County, Tennessee
Utility District
05/01/11    5.400%, AMBAC            AAA/NR        1,000,000         1,043,110
                                                                  ------------

TOTAL UTILITY                                                        7,859,112
                                                                  ------------

TOTAL REVENUE BONDS
 (Cost $12,241,816)                                                 12,706,693
                                                                  ------------


       The accompanying notes are an integral part of the financial statements.


6  -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1997 (Unaudited)
(Showing Percentage of Total Value of Investments)



                                                                      Value
                                                   Shares           (Note 1)
                                                ------------      ------------
MUTUAL FUNDS - 1.5%
Federated Tennessee Municipal Cash Trust             417,082      $    417,082
 (Cost $417,082)                                                  ------------

TOTAL INVESTMENTS - 100%
 (Cost $27,519,335)                                               $ 28,475,366
                                                                  ------------
                                                                  ------------

The Portfolio had the following insurance concentration greater than 10% at December 31, 1997 (as a percentage of net assets):

MBIA        18.6%
FGIC        13.7%
AMBAC       10.3%

INCOME TAX INFORMATION:

At December 31, 1997, the net unrealized depreciation based on cost for income tax purposes of $27,519,335 was as follows:


Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                     $    956,031

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                              0
                                                                  ------------

Net unrealized appreciation                                       $    956,031
                                                                  ------------

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 1997 aggregated $14,866,811 and $7,362,364, respectively.

RATINGS:

The moody's and s&p ratings are believed to be the most recent ratings at December 31, 1997.

U.S. TREASURY MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due         Discount Rate or                      Principal          Value
Date        Coupon Rate                            Amount           (Note 1)
----        ----------------                    ------------      ------------
U.S. TREASURY OBLIGATIONS - 53.8%
U.S. TREASURY NOTES
02/15/98    7.25%                               $  2,000,000      $  2,003,838
02/28/98    5.13%                                  4,000,000         3,996,534
04/15/98    7.88%                                  1,500,000         1,509,269
05/31/98    5.38%                                  1,000,000           999,221
05/31/98    6.00%                                  1,000,000         1,001,386
06/30/98    6.25%                                  1,000,000         1,002,779
07/31/98    6.25%                                  1,000,000         1,003,239
08/31/98    4.75%                                  2,000,000         1,988,828
09/30/98    4.75%                                  2,000,000         1,986,685
10/31/98    5.88%                                  1,000,000         1,002,136

U.S. TREASURY BILLS
01/22/98    4.40%                                 13,000,000        12,968,222
                                                                  ------------

TOTAL U.S. TREASURY OBLIGATIONS                                     29,462,137
                                                                  ------------

                                                  Maturity
                                                   Amount
                                                ------------
REPURCHASE AGREEMENTS - 46.2%
BZW, 6.00%, dated 12/31/97, due
01/02/98, collateralized by $4,608,000
U.S. Treasury Bond, 7.13% due
02/15/23                                           5,272,757         5,271,000

Donaldson, Lufkin & Jenrette Securities
Corp., 6.50%, dated 12/31/97, due
01/02/98, collateralized by $10,251,000
U.S. Treasury Bill, 5.13%, due
12/31/98                                          10,003,611        10,000,000

HSBC Securities Inc., 6.50%, dated
12/31/97, due 01/02/98, collateralized
by $8,899,000 U.S. Treasury Note,
8.75%, due 11/15/08                               10,003,611        10,000,000

TOTAL REPURCHASE AGREEMENTS                                         25,271,000
                                                                  ------------

TOTAL INVESTMENTS - 100%                                          $ 54,733,137
                                                                  ------------
                                                                  ------------

INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $54,733,137


       The accompanying notes are an integral part of the financial statements.


-----------------------------------------------------------------------------  7

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due         Discount Rate or                      Principal          Value
Date        Coupon Rate                            Amount           (Note 1)
----        ----------------                    ------------      ------------
U.S. TREASURY OBLIGATIONS - 4.7%
U.S TREASURY NOTES
01/31/98    5.00%                                $ 2,000,000       $ 1,998,863
04/30/98    5.13%                                  2,000,000         1,997,031
08/31/98    4.75%                                  1,000,000           994,217
                                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS                                      4,990,111
                                                                  ------------

U.S. GOVERNMENT OBLIGATIONS - 86.6%
Federal Farm Credit Bank
10/01/98    5.63%*                                 5,000,000         4,992,940
Federal Home Loan Bank
01/13/98    6.00%                                  2,000,000         2,000,176
01/21/98    5.35%                                    865,000           862,558
01/27/98    5.73%                                  1,000,000         1,000,053
03/06/98    5.44%                                  3,000,000         2,971,440
03/10/98    5.47%                                  1,935,000         1,915,301
03/12/98    5.34%                                  2,000,000         1,979,531
03/19/98    5.56%                                  3,000,000         2,999,291
Federal Home Loan Mortgage Corp.
01/09/98    5.69%                                 10,000,000         9,988,936
01/15/98    5.71%                                  3,020,000         3,013,773
Federal National Mortgage Association
01/02/98    6.09%*                                15,000,000        14,999,757
01/06/98    5.45%*                                 2,000,000         1,998,789
01/06/98    5.50%*                                 5,000,000         5,000,000
01/13/98    5.82%*                                 5,000,000         4,999,899
01/15/98    5.52%                                  2,000,000         1,999,898
01/16/98    5.60%                                  1,000,000           999,967
02/05/98    5.42%                                  2,260,000         2,248,432
02/20/98    5.01%                                  2,000,000         1,998,091
02/24/98    5.51%                                    750,000           749,784
02/26/98    5.44%                                  2,000,000         1,983,378
03/03/98    5.49%                                  3,000,000         2,972,550
03/10/98    8.20%                                  5,220,000         5,242,514
03/18/98    5.71%                                  1,000,000         1,000,073
04/22/98    5.61%                                  3,000,000         2,948,575
04/24/98    5.55%                                  3,000,000         2,948,200
06/18/98    5.84%                                  1,000,000           999,852
10/09/98    5.46%                                  2,000,000         1,915,067
Student Loan Marketing Association
01/07/98    5.73%*                                   500,000           500,010
01/07/98    5.93%*                                 5,000,000         4,998,414
                                                                  ------------

TOTAL U.S. GOVERNMENT OBLIGATIONS                                    92,227,249
                                                                  ------------

                                                    Maturity
                                                     Amount
                                                   ----------
REPURCHASE AGREEMENTS - 8.7%
HSBC Securities Inc., 6.50%, dated
12/31/97, due 01/02/98, collateralized
by $2,949,000 U.S. Treasury Bond, 11.25%,
due 02/15/15                                       4,630,672         4,629,000

Donaldson, Lufkin & Jenrette Securities
Corp., 6.50%, dated 12/31/97, due
01/02/98, collateralized by $3,280,000
U.S. Treasury Bond, 12.75%, due
11/15/10                                           4,631,672         4,630,000
                                                                  ------------

TOTAL REPURCHASE AGREEMENTS                                          9,259,000
                                                                  ------------
TOTAL INVESTMENTS - 100%                                         $ 106,476,360
                                                                  ------------
                                                                  ------------

*Floating or variable rate security - rate disclosed as of December 31, 1997. Maturity date represents the next interest reset date.

INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $106,476,360


       The accompanying notes are an integral part of the financial statements.


8  -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due         Discount Rate or                      Principal          Value
Date        Coupon Rate                            Amount           (Note 1)
----        ----------------                    ------------      ------------

MUNICIPAL BONDS & NOTES - 100.0%
ALASKA - 0.6%
Valdez Terminal District (Exxon)
01/02/98    4.95%*                                 $ 300,000         $ 300,000
                                                                  ------------

CALIFORNIA - 2.1%
Los Angeles County, Trans. Series A
06/30/98    4.50%                                  1,000,000         1,003,069
                                                                  ------------

FLORIDA - 11.3%
Sarasota County Public Hospital
(Sarasota Hospital)
01/23/98    3.75%                                  3,000,000         3,000,000
Sunshine State Government Finance
Commission
01/22/98    3.75%                                  2,500,000         2,500,000
                                                                  ------------
                                                                     5,500,000
                                                                  ------------
GEORGIA - 10.0%
Cobb County Housing Authority
(Post Bridge Project)
01/07/98    3.80%*                                 1,450,000         1,450,000
Georgia, Municipal Gas Authority
01/07/98    3.65%*                                 2,100,000         2,100,000
Smyrna Housing Authority
Post Valley Project
01/07/98    3.80%*                                 1,300,000         1,300,000
                                                                  ------------
                                                                     4,850,000
                                                                  ------------

ILLINOIS - 4.1%
Illinois Health Facilities
(Streeterville Corp.)
01/07/98    3.80%*                                 2,000,000         2,000,000
                                                                  ------------

LOUISIANA - 2.9%
St James Parish PCR Texaco
01/14/98    3.70%                                  1,400,000         1,400,000
                                                                  ------------

MARYLAND - 2.5%
Baltimore County Public Improvement
03/06/98    3.80%                                  1,200,000        1,200,000
                                                                  ------------

MASSACHUSETTS - 2.9%
Massachusetts State Health & Education
Facilities Authority (Partners Healthcare)
01/07/98    3.50%*                                 1,400,000         1,400,000
                                                                  ------------

MICHIGAN - 3.5%
Michigan State Building Authority
03/02/98    3.75%                                  1,000,000         1,000,000
Michigan Strategic Fund
Dow Chemical
02/17/98    3.70%                                    700,000           700,000
                                                                  ------------
                                                                     1,700,000

MISSOURI - 0.8 %
Missouri State Health & Education
Facilities (Washington University)
01/02/98    4.13%*                                   400,000           400,000
                                                                  ------------

NORTH CAROLINA - 2.2%
Raleigh Durham Airport Authority
American Airlines
01/02/98    5.00%*                                 1,100,000         1,100,000
                                                                  ------------

OHIO - 11.0%
Hamilton Bond Anticipation Notes
06/12/98    4.25%                                  1,000,000         1,001,482
Medina County Housing (Oaks at Medina)
01/07/98    4.15%*                                 1,800,000         1,800,000
Parma Bond Anticipation Notes
08/04/98    4.95%                                  1,000,000         1,005,921
Toledo Bond Anticipation Notes
05/15/98    4.00%                                  1,560,000         1,560,833
                                                                  ------------
                                                                     5,368,236
                                                                  ------------

PENNSYLVANIA - 1.4%
Emmaus General Authority,
01/07/98    4.20%*                                   700,000           700,000
                                                                  ------------

TENNESSEE - 25.6%
Chattanooga Health and Education
(Baylor)
01/07/98    4.20%*                                 2,100,000         2,100,000
Clarksville Public Building Authority
01/07/98    4.20%*                                 1,600,000         1,600,000
Knox County IDB Weisgarber Partner
01/15/98    3.95%*                                 1,400,000         1,400,000
Memphis General Obligation
01/07/98    3.70%*                                   700,000           700,000
01/07/98    3.70%*                                 1,200,000         1,200,000
Metropolitan Government Nashville
Airport
01/07/98    3.75%*                                   800,000           800,000
Metropolitan Government Nashville
Dede Wallace Health
01/07/98    4.20%*                                 1,900,000         1,900,000
Washington County Industrial
Development Springbrook Property
01/07/98    4.20%                                  2,750,000         2,750,000
                                                                  ------------
                                                                    12,450,000
                                                                  ------------
TEXAS - 11.9%
Lower Colorado River Authority
02/12/98    3.80%                                  1,800,000         1,800,000
North Central Health Facility
Methodist Hospital
01/21/98    3.75%                                  2,000,000         2,000,000
Texas State Tax & Revenue
08/31/98    4.75%                                  2,000,000        2,011,698
                                                                  ------------
                                                                     5,811,698
                                                                  ------------
UTAH - 6.4%
Intermountain Power Agency, Series 97B
01/16/98    3.75%                                  2,500,000         2,500,000
Salt Lake City PCR Series 94 (B.P. Project)
01/02/98    5.00%*                                   600,000           600,000
                                                                  ------------
                                                                     3,100,000
                                                                  ------------
WYOMING - 0.8%
Lincoln County PCR
(Exxon)
01/02/98    4.95%*                                   400,000           400,000
                                                                  ------------

TOTAL MUNICIPAL BONDS & NOTES                                       48,683,003
                                                                  ------------

TOTAL INVESTMENTS - 100%                                          $ 48,683,003
                                                                  ------------
                                                                  ------------

*Floating or variable rate security - rate disclosed as of December 31, 1997. Maturity date represents the next interest rate reset.

INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $48,683,003

       The accompanying notes are an integral part of the financial statements.


-----------------------------------------------------------------------------  9

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
CASH RESERVE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due         Discount Rate or                     Principal           Value
Date        Coupon Rate                            Amount           (Note 1)
----        ----------------                    ------------      ------------
CERTIFICATES OF DEPOSIT - 3.4%
Chase Manhattan Bank
03/09/98    5.71%                                $ 2,000,000       $ 2,000,000
                                                                  ------------

COMMERCIAL PAPER - 95.9%
AGRICULTURAL SERVICES - 3.4%
Golden Peanut Co.
02/02/98    5.50%                                  2,000,000         1,990,528
                                                                  ------------

ASSET-BACKED SECURITIES - 17.9%
Barton Capital Corp.
03/16/98    5.64%                                  1,593,000         1,574,781
CC USA, Inc.
04/20/98    5.60%                                  2,000,000         1,966,400
Corporate Asset Funding, Inc.
01/12/98    5.70%                                  2,000,000         1,996,834
Corporate Receivables Corp.
02/05/98    5.85%                                  3,000,000         2,983,425
SMM Trust 1997-L, 144a**
01/29/98    5.97%*                                 1,800,000         1,800,000
                                                                  ------------
TOTAL ASSET-BACKED SECURITIES                                       10,321,440
                                                                  ------------

AUTOMOTIVE - 1.7%
Daimler Benz Corp.
02/25/98    5.50%                                  1,000,000           991,750
                                                                  ------------

BANKS - 13.8%
ABN- AMRO North American
Finance, Inc.
05/01/98    5.56%                                  2,000,000         1,963,242
Bank of America, N.a.
01/02/98    6.10%*                                 2,000,000         1,999,239
Corestates Bank, N.a.
01/30/98    5.94%*                                 2,000,000         2,000,000

TOTAL BANKS                                                          7,962,481
                                                                  ------------

BUSINESS CREDIT INSTITUTIONS - 12.0%
Banque Nationale
06/16/98    5.67%                                  3,000,000         2,922,038
Ge Capital Corp.
01/20/98    5.57%                                  2,000,000         1,994,430
Panasonic Finance
03/06/98    5.50%                                  2,000,000         1,980,750
                                                                  ------------
TOTAL BUSINESS CREDIT INSTITUTIONS                                   6,897,218
                                                                  ------------

HEALTH SERVICES - 3.4%
Kaiser Foundation Hospitals
06/04/98    5.64%                                  2,000,000         1,952,060
                                                                  ------------

INSURANCE - 3.4%
Prudential Funding
03/25/98    5.68%                                  2,000,000         1,974,125
                                                                  ------------

METAL REFINING - 3.5%
RTZ America, Inc.
02/02/98    5.52%                                  2,000,000         1,990,494
                                                                  ------------

PERSONAL CREDIT INSTITUTIONS - 10.3%
American General Finance Corp.
04/23/98    5.68%                                  2,000,000         1,964,973
Associates Corp. Of North America
01/02/98    6.12%*                                 2,000,000         1,999,765
Dean Witter
01/21/98    6.00%*                                 2,000,000         2,000,833
                                                                  ------------

TOTAL PERSONAL CREDIT INSTITUTIONS                                   5,965,571
                                                                  ------------

PERSONAL SERVICES - 3.4%
Block Financial Corp.
03/26/98    5.75%                                  2,000,000         1,973,486
                                                                  ------------

PHARMACEUTICALS - 3.4%
Warner Lambert Co.
03/17/98    5.49%                                  2,000,000        1,977,430
                                                                  ------------

PIPELINES - 3.4%
Colonial Pipeline Co.
04/06/98    5.55%                                  2,000,000         1,971,016
                                                                  ------------

PUBLISHING - 3.4%
Monsanto Co.
02/17/98    5.50%                                  2,000,000         1,985,945

SECURITY BROKER/DEALERS - 16.3%
Bear Stearns Co.
02/07/98    5.72%*                                 2,000,000         2,000,000
Goldman Sachs & Co.
04/15/98    5.68%                                  3,000,000         2,951,247
Merrill Lynch & Co., INC.
04/27/98    5.70%                                  2,000,000         1,963,583
Morgan Stanley Group
01/07/98    5.96%*                                 2,500,000         2,500,000
                                                                  ------------

TOTAL SECURITY BROKER/DEALERS                                        9,414,830
                                                                  ------------

TOTAL COMMERCIAL PAPER                                              55,368,374
                                                                  ------------

                                                    Maturity
                                                     Amount
                                                    --------

REPURCHASE AGREEMENT - 0.7%
Hsbc Securities Inc., 6.50%, Dated
12/31/97, Due 01/02/98, Collateralized
By $301,000 U.s. Treasury Bond, 8.875%,
Due 08/15/17                                         398,144           398,000
                                                                  ------------
TOTAL INVESTMENTS - 100%                                           $57,766,374
                                                                  ------------
                                                                  ------------

*Floating or variable rate security - rate disclosed as of December 31, 1997. Maturity date represents the next interest rate reset.

**Security exempt from registration under Rule 144A of the Securities
  Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, This security amounted to a value of $1,800,000 or 3.1% of net assets.

INCOME TAX INFORMATION:

Total cost for income tax purposes - $57,766,374


       The accompanying notes are an integral part of the financial statements.


10  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997 (Unaudited)


                                                        GROWTH & INCOME       CAPITAL APPRECIATION
                                                           PORTFOLIO               PORTFOLIO
                                                   -------------------------------------------------
ASSETS:
Investments, at value (cost-see below)(Note 1)          $  369,183,668             $ 23,611,670
Receivable for portfolio shares sold                           230,526                    1,416
Dividends receivable                                           395,802                    1,014
Interest receivable                                             26,936                    7,379
Other assets                                                    26,996                       65
                                                   -------------------------------------------------
       Total assets                                        369,863,928               23,621,544
                                                   -------------------------------------------------
LIABILITIES:

Payable for investments purchased                                    0                  358,389
Payable for portfolio shares redeemed                            2,440                        0
Accrued advisory fee                                           154,543                   11,062
Accrued administration fee                                      43,880                    2,249
Accrued co-administration fee                                   15,190                      937
Dividends payable                                              973,640                        0
Accrued 12b-1 fee                                               41,237                      216
Accrued shareholder servicing fee                               19,088                      256
Other payables and accrued expenses                            124,435                   13,652
                                                   -------------------------------------------------
       Total liabilities                                     1,374,453                  386,761
                                                   -------------------------------------------------
NET ASSETS                                              $  368,489,475             $ 23,234,783
                                                   -------------------------------------------------
                                                   -------------------------------------------------

NET ASSETS CONSIST OF:

Paid in capital                                         $  239,536,948             $ 23,513,942
Overdistributed net investment income                          (40,317)                 (19,935)
Accumulated net realized loss on
   investments                                                (826,373)                  (7,110)
Net unrealized appreciation (depreciation)
   in value of investments                                 129,819,217                 (252,114)
                                                   -------------------------------------------------
NET ASSETS                                              $  368,489,475             $ 23,234,783
                                                   -------------------------------------------------
                                                   -------------------------------------------------

COST OF INVESTMENTS                                     $  239,364,451             $ 23,863,784
                                                   -------------------------------------------------
                                                   -------------------------------------------------

NET ASSET VALUE PER SHARE
Net Assets
   Class I                                              $  278,418,785             $ 22,006,777
   Class II                                             $   28,443,402             $    764,751
   Class III                                            $   61,627,288             $    463,255
                                                   -------------------------------------------------
Shares outstanding of $.001 par value capital
   stock, unlimited shares authorized
   Class I                                                  14,454,724                2,223,977
   Class II                                                  1,474,673                   77,400
   Class III                                                 3,205,975                   46,983
                                                   -------------------------------------------------
Net Asset Value and redemption price per
  share
   Class I                                                      $19.26                    $9.90
   Class II                                                     $19.29                    $9.88
   Class III                                                    $19.22                    $9.86
                                                   -------------------------------------------------
Maximum offering price per share
   Class I (no sales charge)                                    $19.26                    $9.90
   Class II (net asset value plus maximum
      sales charge of 5.75% of offering price)                  $20.47                   $10.48
   Class III (no sales charge)                                  $19.22                    $9.86
                                                   -------------------------------------------------


        The accompanying notes are an integral part of the financial statements.


----------------------------------------------------------------------------  11

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997 (Unaudited)


                                                             BOND             TENNESSEE TAX-FREE
                                                           PORTFOLIO               PORTFOLIO
                                                   -------------------------------------------------
ASSETS:
Investments, at value (cost-see below)(Note 1)            $141,808,975             $ 28,475,366
Cash                                                                30                        0
Receivable for portfolio shares sold                                 0                    9,626
Interest receivable                                          2,056,338                  400,000
Other assets                                                    12,844                    3,728
                                                   -------------------------------------------------
       Total assets                                        143,878,187               28,888,720
                                                   -------------------------------------------------

LIABILITIES:

Accrued advisory fee                                            18,325                        0
Accrued administration fee                                      19,177                      123
Accrued co-administration fee                                    6,388                    1,154
Dividends payable                                              745,970                  116,107
Accrued 12b-1 fee                                                1,845                      407
Accrued shareholder servicing fee                                  908                        0
Other payables and accrued expenses                             49,321                   16,708
                                                   -------------------------------------------------
       Total liabilities                                       841,934                  134,499
                                                   -------------------------------------------------
NET ASSETS                                               $ 143,036,253             $ 28,754,221
                                                   -------------------------------------------------
                                                   -------------------------------------------------

NET ASSETS CONSIST OF:

Paid in capital                                          $ 139,863,462             $ 27,821,075
(Over)Undistributed net investment income                      (36,519)                     748
Accumulated net realized loss on
   investments                                                (547,562)                 (23,633)
Net unrealized appreciation in value of
   investments                                               3,756,872                  956,031
                                                   -------------------------------------------------
NET ASSETS                                               $ 143,036,253             $ 28,754,221
                                                   -------------------------------------------------
                                                   -------------------------------------------------

COST OF INVESTMENTS                                      $ 138,052,103             $ 27,519,335
                                                   -------------------------------------------------
                                                   -------------------------------------------------

NET ASSET VALUE PER SHARE
Net Assets
   Class I                                               $ 139,066,334            $  16,063,022
   Class II                                              $   1,583,551            $   7,298,935
   Class III                                             $   2,386,368            $   5,392,264
                                                   -------------------------------------------------
Shares outstanding of $.001 par value capital
   stock, unlimited shares authorized
   Class I                                                  13,682,172                1,562,344
   Class II                                                    156,167                  708,176
   Class III                                                   235,273                  523,831
                                                   -------------------------------------------------
Net Asset Value and redemption price per
  share
   Class I                                                      $10.16                   $10.28
   Class II                                                     $10.14                   $10.31
   Class III                                                    $10.14                   $10.29
                                                   -------------------------------------------------
Maximum offering price per share
   Class I (no sales charge)                                    $10.16                   $10.28
   Class II (net asset value plus maximum
      sales charge of 3.75% of offering price)                  $10.54                   $10.71
   Class III (no sales charge)                                  $10.14                   $10.29
                                                   -------------------------------------------------


        The accompanying notes are an integral part of the financial statements.


12  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997 (Unaudited)


                                               U.S. TREASURY       U.S. GOVERNMENT       MUNICIPAL             CASH
                                               MONEY MARKET         MONEY MARKET       MONEY MARKET           RESERVE
                                                PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO
                                              --------------------------------------------------------------------------
ASSETS:
Investments, at value (1)(Note 1)               $ 54,733,137       $ 106,476,360        $ 48,683,003        $ 57,766,374
Cash                                                     224                   0              53,160                 514
Interest receivable                                  264,242             838,980             293,046             170,579
Other assets                                           6,119               7,348               8,961               5,945
                                              --------------------------------------------------------------------------
       Total assets                               55,003,722         107,322,688          49,038,170          57,943,412
                                              --------------------------------------------------------------------------

LIABILITIES:
Overdraft - due to Custodian                               0           4,297,605                   0                   0
Dividends payable                                    239,543             502,887             148,866             291,879
Accrued management fee                                 4,026               9,396               4,222               5,815
Accrued administration fee                             3,485               7,038               3,155               4,357
Accrued co-administration fee                          1,187               2,394               1,216               1,461
Accrued 12b-1 fee                                     12,646               3,151               2,276             11,444
Other payables and accrued expenses                   47,279              48,920              33,351              34,869
                                              --------------------------------------------------------------------------
       Total liabilities                             308,166           4,871,391             193,086             349,825
                                              --------------------------------------------------------------------------
NET ASSETS                                      $ 54,695,556       $ 102,451,297        $ 48,845,084        $ 57,593,587
                                              --------------------------------------------------------------------------
                                              --------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in capital                                 $ 54,710,790       $ 102,458,787        $ 48,849,618        $ 57,593,685
Undistributed net investment income                       80                 330                   0                  22
Accumulated net realized loss
   on investments                                    (15,314)             (7,820)             (4,534)               (120)
                                              --------------------------------------------------------------------------
NET ASSETS                                      $ 54,695,556       $ 102,451,297        $ 48,845,084        $ 57,593,587
                                              --------------------------------------------------------------------------
                                              --------------------------------------------------------------------------

NET ASSET VALUE, offering price and
    redemption price per share (2)                     $1.00               $1.00               $1.00               $1.00
                                              --------------------------------------------------------------------------
                                              --------------------------------------------------------------------------


(1) Including repurchase agreements for the U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios in the amounts of $25,271,000, $9,259,000, $0 and $398,000 respectively.

(2)                                                       Shares Outstanding
                                          Net        ($.001 par value, unlimited
                                         Assets           shares authorized)
                                         ------           -----------------
     U.S. Treasury Money Market
        Class I                       $  6,173,404                   6,185,224
        Class III                       48,522,152                  48,525,566
     U.S. Government Money Market
        Class I                        101,289,303                 101,296,905
        Class III                        1,161,994                   1,161,882
     Municipal Money Market
        Class I                         40,705,496                  40,709,959
        Class III                        8,139,588                   8,139,659
     Cash Reserve
        Class I                         16,278,602                  16,278,655
        Class III                       41,314,985                  41,315,030



       The accompanying notes are an integral part of the financial statements.


----------------------------------------------------------------------------  13

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 1997 (Unaudited)


                                                  GROWTH & INCOME       CAPITAL APPRECIATION
                                                     PORTFOLIO               PORTFOLIO
                                                  ------------------------------------------
INVESTMENT INCOME:
Dividends                                             $ 2,235,839            $ 10,340
Interest                                                1,027,178              54,348
                                                  ------------------------------------------
       Total investment income                          3,263,017              64,688
                                                  ------------------------------------------
EXPENSES:
Management fee (Note 3)                                 1,093,924              62,165
Administration fee (Note 4)                               252,444              10,970
Co-administration fee (Note 4)                             84,148               3,657
Fund accounting/transfer agent fee:
   Class I                                                 70,829               7,849
   Class II                                                11,006                 171
   Class III                                               32,350                 121
Blue Sky fee:
   Class I                                                  1,268               3,271
   Class II                                                 1,840                  83
   Class III                                                1,130                  84
Distribution fee
   Class III                                              215,996                 568
Shareholder Servicing Fee:
   Class II                                                28,503                 241
   Class III                                               71,999                 189
Custodian fee                                              36,463               2,150
Trustees fee                                                8,164                 241
Registration fee                                           11,228               2,216
Audit                                                      11,656               5,639
Legal                                                       6,644                 307
Reports to Shareholders                                     6,479                 344
Miscellaneous                                              24,487               1,046
                                                  ------------------------------------------
   Total expenses before waiver                         1,970,558             101,312
Waiver of expenses (Note 5)                              (252,444)            (16,689)
                                                  ------------------------------------------
   Net expenses                                         1,718,114              84,623
                                                  ------------------------------------------
NET INVESTMENT INCOME (LOSS)                            1,544,903             (19,935)
                                                  ------------------------------------------
Net realized gain(loss) on investments                  2,747,806              (7,110)
Change in net unrealized appreciation/
   depreciation                                        49,510,615            (252,114)
                                                  ------------------------------------------
Net gain (loss) on investments                         52,258,421            (259,224)
                                                  ------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS           $ 53,803,324          $ (279,159)
                                                  ------------------------------------------
                                                  ------------------------------------------


       The accompanying notes are an integral part of the financial statements.


14  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 1997 (Unaudited)


                                                         BOND          TENNESSEE TAX-FREE
                                                       PORTFOLIO           PORTFOLIO
                                                ------------------------------------------
INTEREST INCOME                                      $  4,509,219          $  616,809
                                                ------------------------------------------
EXPENSES:
Management fee (Note 3)                                   377,467              60,991
Administration fee (Note 4)                               102,946              18,297
Co-administration fee (Note 4)                             34,315               6,099
Fund accounting/Transfer agent fee:
   Class I                                                 41,484               7,262
   Class II                                                   571               3,886
   Class III                                                2,589               2,387
Blue Sky fee:
   Class I                                                  4,625                 609
   Class II                                                   399                 609
   Class III                                                  218                 609
Distribution fee:
   CLASS III                                                9,311              17,928
Shareholder servicing fee:
   Class II                                                 1,472                   0
   Class III                                                3,104                   0
Custodian fee                                              16,166               3,402
Trustees fee                                                4,016                 540
Registration fee                                                0               1,521
Audit                                                      10,310               7,049
Legal                                                       3,757                 294
Reports to Shareholders                                     3,665                 287
Miscellaneous                                              11,195               1,558
                                                ------------------------------------------
   Total expenses before waiver                           627,610             133,328
Waiver of expenses (Note 5)                              (274,521)            (79,165)
Fees reimbursed by administrator (Note 5)                       0              (5,976)
                                                ------------------------------------------
   Net expenses                                           353,089              48,187
                                                ------------------------------------------
NET INVESTMENT INCOME                                   4,156,130             568,622
                                                ------------------------------------------
Net realized gain on investments                          126,800              12,641
Change in net unrealized appreciation/
   depreciation                                         4,228,601             686,277
                                                ------------------------------------------
Net gain on investments                                 4,355,401             698,918
                                                ------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS            $ 8,511,531         $ 1,267,540
                                                ------------------------------------------
                                                ------------------------------------------


The accompanying notes are an integral part of the financial statements.


----------------------------------------------------------------------------  15

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 1997 (Unaudited)


                                               U.S. TREASURY       U.S. GOVERNMENT       MUNICIPAL             CASH
                                               MONEY MARKET         MONEY MARKET       MONEY MARKET           RESERVE
                                                PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO
                                              --------------------------------------------------------------------------
INTEREST INCOME                                  $ 1,717,421         $ 2,800,203         $ 1,103,205         $ 1,742,506
                                              --------------------------------------------------------------------------
EXPENSES:
Management fee (Note 3)                               77,292             125,071              74,445              76,310
Administration fee (Note 4)                           23,187              37,521              22,334              22,893
Co-administration fee (Note 4)                        15,458              25,014              14,889              15,262
Fund accounting/Transfer agent fee
   Class I                                             2,807              22,272              11,778               5,905
   Class III                                          14,338               1,795               3,320              14,347
Blue sky fee:
   Class I                                             2,734               2,890               2,758               1,417
   Class III                                             771               1,682                 720               1,752
Distribution fee:
   Class III                                          68,946               8,409              15,257              56,619
Custodian fee                                         11,115              16,202              11,665              11,707
Trustees fee                                           1,989               3,424               2,921               1,709
Audit                                                  7,400              11,513               9,718               5,285
Legal                                                  2,673               2,982               2,516               1,369
Reports to shareholders                                2,607               2,906               2,453               1,334
Miscellaneous                                          6,174               8,439               5,879               4,631
                                              --------------------------------------------------------------------------
   Total expenses before waiver                      237,491             270,120             180,653             220,540
Waiver of expenses (Note 5)                          (54,104)            (87,550)            (52,112)            (53,417)
                                              --------------------------------------------------------------------------
   Net expenses                                      183,387             182,570             128,541             167,123
                                              --------------------------------------------------------------------------

NET INVESTMENT INCOME                              1,534,034           2,617,633             974,664           1,575,383
                                              --------------------------------------------------------------------------
Net realized loss on investments                      (3,219)               (104)                (46)               (182)
                                              --------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                    $ 1,530,815         $ 2,617,529           $ 974,618         $ 1,575,201
                                              --------------------------------------------------------------------------
                                              --------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.


16  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


                                                             GROWTH & INCOME                            CAPITAL APPRECIATION
                                                               PORTFOLIO                                     PORTFOLIO
                                            ----------------------------------------------------------------------------------------
                                                                                                          For the Period
                                             For the Six Months              For the Year                September 2, 1997
                                             Ended December 31,             Ended June 30,                to December 31,
                                              1997 (Unaudited)                  1997                      1997 (Unaudited)
                                            ----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)             $      1,544,903               $     2,298,772               $      (19,935)
   Net realized gain (loss) on
     investments                                   2,747,806                    14,550,673                        (7,110)
   Change in net unrealized
     appreciation/depreciation                    49,510,615                    43,526,139                      (252,114)
                                            ----------------------------------------------------------------------------------------
   Net increase (decrease) in
     net assets from operations                   53,803,324                    60,375,584                      (279,159)
                                            ----------------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                        (1,492,318)                   (2,145,885)                            0
   Class II                                          (92,902)                      (48,979)                            0
   Class III                                               0                      (103,908)                            0
From net realized gain:
   Class I                                       (10,122,600)                   (9,969,819)                            0
   Class II                                       (1,029,465)                     (309,364)                            0
   Class III                                      (2,240,690)                   (2,220,318)                            0
                                            ----------------------------------------------------------------------------------------
Net decrease in net assets
   from distributions                            (14,977,975)                  (14,798,273)                            0
                                            ----------------------------------------------------------------------------------------
SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                  43,379,572                    51,974,255                    23,684,444
   Reinvested dividends                           13,889,849                    14,030,548                             0
   Cost of shares redeemed                       (15,433,104)                  (21,710,132)                     (170,502)
                                            ----------------------------------------------------------------------------------------
   Net increase in net assets
     from share transactions                      41,836,317                    44,294,671                    23,513,942
                                            ----------------------------------------------------------------------------------------

        Total increase in net assets              80,661,666                    89,871,982                    23,234,783

NET ASSETS:
   Beginning of period                           287,827,809                   197,955,827                             0
                                            ----------------------------------------------------------------------------------------

   End of period*                           $    368,489,475               $   287,827,809               $    23,234,783
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------

*Includes overdistributed
     net investment income of               $        (40,317)              $             0               $       (19,935)


    The accompanying notes are an integral part of the financial statements.


----------------------------------------------------------------------------  17

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


                                                                  BOND                                 TENNESSEE TAX-FREE
                                                                PORTFOLIO                                  PORTFOLIO
                                            --------------------------------------------------------------------------------------
                                            For the Six Months          For the Year       For the Six Month         For the Year
                                            Ended December 31,         Ended June 30,      Ended December 31,       Ended June 30,
                                             1997 (Unaudited)               1997            1997 (Unaudited)             1997
                                            ---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income                    $      4,156,130           $    7,390,633      $      568,622           $    661,422
   Net realized gain (loss) on
     investments                                     126,800                  289,070              12,641                (28,586)
   Change in net unrealized
     appreciation/depreciation                     4,228,601                1,087,850             686,277                422,965
                                            ---------------------------------------------------------------------------------------
   Net increase in net assets
     from operations                               8,511,531                8,767,553           1,267,540              1,055,801
                                            ---------------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                        (4,060,966)              (7,213,796)           (306,977)              (364,252)
   Class II                                          (34,172)                 (30,004)           (155,431)              (173,237)
   Class III                                         (60,992)                (146,985)           (106,214)              (123,185)
                                            ---------------------------------------------------------------------------------------
Net decrease in net assets
   from distributions                             (4,156,130)              (7,390,785)           (568,622)              (660,674)
                                            ---------------------------------------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                  15,996,301               17,933,516          12,900,642             17,035,878
   Reinvested dividends                            3,011,351                6,757,582             180,020                255,022
   Cost of shares redeemed                        (6,905,501)             (10,833,267)         (5,652,040)            (5,755,651)
                                            ---------------------------------------------------------------------------------------
   Net increase in net assets
     from share transactions                      12,102,151               13,857,831           7,428,622             11,535,249
                                            ---------------------------------------------------------------------------------------


        Total increase in net assets              16,457,552               15,234,599           8,127,540             11,930,376

NET ASSETS:
   Beginning of period                           126,578,701              111,344,102          20,626,681              8,696,305
                                            ---------------------------------------------------------------------------------------
   End of period*                           $    143,036,253           $  126,578,701      $   28,754,221           $ 20,626,681
                                            ---------------------------------------------------------------------------------------
                                            ---------------------------------------------------------------------------------------
*Includes (over) undistributed
    net investment income of                $        (36,519)          $      (49,220)     $          748           $        748



    The accompanying notes are an integral part of the financial statements.


18  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


                                                           U.S. TREASURY MONEY                          U.S. GOVERNMENT MONEY
                                                             MARKET PORTFOLIO                             MARKET PORTFOLIO
                                            ---------------------------------------------------------------------------------------
                                            For the Six Months          For the Year       For the Six Month       For the Year
                                            Ended December 31,          Ended June 30,     Ended December 31,      Ended June 30,
                                             1997 (Unaudited)               1997                1997              (Unaudited) 1997
                                            ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                    $      1,534,034           $    4,098,295      $    2,617,633          $   4,857,113
   Net realized loss on investments                   (3,219)                  (8,150)               (104)                (5,138)
                                            ---------------------------------------------------------------------------------------
   Net increase in net assets from
     operations                                    1,530,815                4,090,145           2,617,529              4,851,975
                                            ---------------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income
   Class I                                          (169,692)              (3,282,521)         (2,451,162)            (4,786,653)
   Class III                                      (1,364,262)                (815,774)           (166,471)               (70,130)
                                            ---------------------------------------------------------------------------------------
Net decrease in net assets from
   distributions                                  (1,533,954)              (4,098,295)         (2,617,633)            (4,856,783)
                                            ---------------------------------------------------------------------------------------
SHARE TRANSACTIONS AT NET ASSET VALUE
OF $1.00 PER SHARE (NOTE 2):
   Proceeds from sales of shares                 112,859,421              414,876,674          97,230,789            162,950,792
   Reinvested dividends                               91,306                  150,378             126,939                 66,833
   Cost of shares redeemed                      (125,527,440)            (426,975,015)        (92,933,649)          (153,324,382)
                                            ---------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from share transactions                    (12,576,713)             (11,947,963)          4,424,079              9,693,243

         Total increase (decrease) in
           net assets                            (12,579,852)             (11,956,113)          4,423,975              9,688,435

NET ASSETS:
   Beginning of period                            67,275,408               79,231,521          98,027,322             88,338,887
                                            ---------------------------------------------------------------------------------------
   End of period*                           $     54,695,556           $   67,275,408      $  102,451,297         $   98,027,322
                                            ---------------------------------------------------------------------------------------
                                            ---------------------------------------------------------------------------------------

*Includes undistributed net
   investment income of                     $             80           $            0      $          330         $          330


    The accompanying notes are an integral part of the financial statements.


----------------------------------------------------------------------------  19

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


                                                            MUNICIPAL MONEY                                CASH RESERVE
                                                            MARKET PORTFOLIO                                PORTFOLIO
                                            ---------------------------------------------------------------------------------------
                                            For the Six Months           For the Year        For the Six Month       For the Year
                                            Ended December 31,          Ended June 30,       Ended December 31,     Ended June 30,
                                             1997 (Unaudited)                1997             1997 (Unaudited)           1997
                                            ---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                    $        974,664           $    2,534,543      $    1,575,383          $   2,436,766
   Net realized loss on investments                      (46)                  (1,475)               (182)                     0
                                            ---------------------------------------------------------------------------------------
   Net increase in net assets from
      operations                                     974,618                2,533,068           1,575,201              2,436,766
                                            ---------------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income
   Class I                                          (787,282)              (2,378,120)           (419,863)              (927,206)
   Class III                                        (187,382)                (156,423)         (1,155,520)            (1,509,538)
                                            ---------------------------------------------------------------------------------------
Net decrease in net assets from
   distributions                                    (974,664)              (2,534,543)         (1,575,383)            (2,436,744)
                                            ---------------------------------------------------------------------------------------

SHARE TRANSACTIONS AT NET ASSET VALUE
OF $1.00 PER SHARE (NOTE 2):
   Proceeds from sales of shares                  51,556,027              136,289,737          81,466,809            132,549,772
   Reinvested dividends                              158,588                  165,874             909,471              1,571,520
   Cost of shares redeemed                       (61,744,048)            (152,149,764)        (74,615,275)          (124,848,130)
                                            ---------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from share transactions                     (10,029,433)             (15,694,153)          7,761,005              9,273,162
                                            ---------------------------------------------------------------------------------------

  Total increase (decrease) in net assets        (10,029,479)             (15,695,628)          7,760,823              9,273,184

NET ASSETS:
   Beginning of period                            58,874,563               74,570,191          49,832,764             40,559,580
                                            ---------------------------------------------------------------------------------------
   End of period*                           $     48,845,084           $   58,874,563      $   57,593,587          $  49,832,764
                                            ---------------------------------------------------------------------------------------
                                            ---------------------------------------------------------------------------------------
*Includes undistributed net investment
   income of                                $              0           $            0      $           22           $         22



    The accompanying notes are an integral part of the financial statements.


20  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO


                                                                                     CLASS I
                                                       ------------------------------------------------------------------------
                                                       For the Six Months
                                                        Ended December 31,                   For the Year
                                                          (Unaudited)                       Ended June 30,
                                                       ------------------------------------------------------------------------
                                                             1997          1997           1996          1995           1994**
                                                             ----          ----           -----         ----           ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                       $17.03         $14.12         $12.22         $10.53         $10.00
                                                       ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.11           0.18           0.19           0.23           0.17
Net realized and unrealized gain on
   investments                                               2.95           3.75           2.58           2.21           0.57
                                                       ------------------------------------------------------------------------
Total from investment operations                             3.06           3.93           2.77           2.44           0.74
                                                       ------------------------------------------------------------------------
Distributions:
Net investment income                                       (0.11)         (0.18)         (0.19)         (0.23)         (0.17)
Net realized gain                                           (0.72)         (0.84)         (0.68)         (0.52)         (0.04)
                                                       ------------------------------------------------------------------------
Total distributions                                         (0.83)         (1.02)         (0.87)         (0.75)         (0.21)
                                                       ------------------------------------------------------------------------
Net asset value, end of period                             $19.26         $17.03         $14.12         $12.22         $10.53
                                                       ------------------------------------------------------------------------
                                                       ------------------------------------------------------------------------

TOTAL RETURN+                                               18.06%#        28.83%         23.54%         24.20%          7.39%#


RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $278,419       $221,136       $159,146       $114,000        $82,751

Ratio of expenses to average daily net assets(1)             0.81%*         0.83%          0.76%          0.47%          0.34%*

Ratio of net investment income to average net assets         1.11%*         1.19%          1.40%          2.12%          1.83%*

Portfolio turnover rate                                         5%            25%            41%            33%            83%*

Average commission rate ^                                $ 0.0600       $ 0.0604            n/a            n/a            n/a


(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                0.96%*         0.98%          1.00%          0.99%          1.05%*


                                                                                  CLASS II
                                                       ------------------------------------------------------------------------
                                                        For the Six Months
                                                        Ended December 31,                     For the Year
                                                           (Unaudited)                        Ended June 30,
                                                       ------------------------------------------------------------------------
                                                            1997                          1997           1996**
                                                            ----                          ----           -------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                       $17.05                        $14.12         13.05%
                                                       ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.08                          0.13           0.09
Net realized and unrealized gain on
   investments                                               2.96                          3.76           1.74
                                                       ------------------------------------------------------------------------
Total from investment operations                             3.04                          3.89           1.83
                                                       ------------------------------------------------------------------------
Distributions:
Net investment income                                       (0.08)                        (0.12)         (0.08)
Net realized gain                                           (0.72)                        (0.84)         (0.68)
                                                       ------------------------------------------------------------------------
Total distributions                                         (0.80)                        (0.96)         (0.76)
                                                       ------------------------------------------------------------------------
Net asset value, end of period                             $19.29                        $17.05         $14.12
                                                       ------------------------------------------------------------------------
                                                       ------------------------------------------------------------------------

TOTAL RETURN+                                               17.92%#                       28.48%***      14.71%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $28,443                       $16,514         $1,918
Ratio of expenses to average daily net assets(1)             1.12%*                        1.14%          1.06%*
Ratio of net investment income to average net assets         0.81%*                        0.88%          1.10%*
Portfolio turnover rate                                         5%                           25%            41%
Average commission rate ^                                $ 0.0600                      $ 0.0604            n/a

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                1.27%*                        1.29%          1.30%*


^ For fiscal years beginning on or after September 1, 1995, a fund that invests more than 10% of the value of its average net assets in equity securities is required to disclose its average commission rate per share for security trades on which commissions are charged.
*    Annualized.
** Classes I and II commenced operations on August 2, 1993 and December 20, 1995, respectively.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.

   The accompanying notes are an integral part of the financial statements.


----------------------------------------------------------------------------  21

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO (CONTINUED)


                                                                                 Class III
                                                       -----------------------------------------------------------------------
                                                         For the Six Months
                                                         Ended December 31,                   For the Year
                                                             (Unaudited)                     Ended June 30,
                                                       -----------------------------------------------------------------------
                                                             1997          1997           1996          1995          1994**
                                                             ----          ----           -----         ----           ------
SELECTED PER-SHARE DATA

Selected Per-Share Data
Net asset value, beginning of period                       $16.99         $14.11         $12.23         $10.51         $10.60
                                                       ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.01           0.02           0.03           0.06           0.06
Net realized and unrealized gain (loss) on
   investments                                               2.94           3.74           2.60           2.24          (0.05)
                                                       ------------------------------------------------------------------------
Total from investment operations                             2.95           3.76           2.63           2.30           0.01
                                                       ------------------------------------------------------------------------
Distributions:
Net investment income                                        0.00          (0.04)         (0.07)         (0.06)         (0.06)
Net realized gain                                           (0.72)         (0.84)         (0.68)         (0.52)         (0.04)
                                                       ------------------------------------------------------------------------
Total distributions                                         (0.72)         (0.88)         (0.75)         (0.58)         (0.10)
                                                       ------------------------------------------------------------------------
Net asset value, end of period                             $19.22         $16.99         $14.11         $12.23         $10.51
                                                       ------------------------------------------------------------------------
                                                       ------------------------------------------------------------------------
TOTAL RETURN+                                               17.41%#        27.44%         22.19%         22.61%          0.08%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $61,627        $50,178        $36,892        $19,363         $2,094
Ratio of expenses to average daily net assets(1)             1.87%*         1.94%          1.87%          1.72%          1.83%*
Ratio of net investment income to average net assets         0.06%*         0.08%          0.29%          0.87%          0.34%*
Portfolio turnover rate                                         5%            25%            41%            33%            83%*
Average commission rate ^                                $ 0.0600       $ 0.0604            n/a            n/a            n/a

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                2.02%*         2.09%          2.11%          2.26%          6.03%*


^ For fiscal years beginning on or after September 1, 1995, a fund that invests more than 10% of the value of its average net assets in equity securities is required to disclose its average commission rate per share for security trades on which commissions are charged.
*    Annualized.
**   Class III commenced operations on December 9, 1993.
+ Total return would have been lower had various fees not been waived during the period.
#     Total return for periods of less than one year are not annualized.

   The accompanying notes are an integral part of the financial statements.


22  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
CAPITAL APPRECIATION PORTFOLIO


                                                              CLASS I                    CLASS II                    CLASS III
                                                      ------------------------------------------------------------------------------
                                                          For the Period              For the Period              For the Period
                                                        Ended December 31**,        Ended December 31,**        Ended December 31,**
                                                           (Unaudited)                 (Unaudited)                  (Unaudited)
                                                      ------------------------------------------------------------------------------

                                                            1997                          1997                        1997
                                                            ----                          ----                       -------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                       $10.00                        $10.49                        $10.49
                                                      ------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       (0.01)                        (0.01)                        (0.02)

Net realized and unrealized gain (loss) on
   investments                                              (0.09)                        (0.60)                        (0.61)
                                                      ------------------------------------------------------------------------------

Total from investment operations                            (0.10)                        (0.61)                        (0.63)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period                              $9.90                         $9.88                         $9.86
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

TOTAL RETURN+                                              (1.00)%#                      (1.20)%#***                   (1.40)%#


RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $22,007                          $765                          $463

Ratio of expenses to average daily net assets(1)             1.20%*                        1.56%*                        2.35%*

Ratio of net investment income to average net assets        (0.27)%*                      (0.63)%*                      (1.42)%*

Portfolio turnover rate                                        7%                            7%                            7%

Average commission rate                                  $ 0.0600                      $ 0.0600                      $ 0.0600

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.              1.44%*                        1.79%*                        2.59%*


*    Annualized.
** Class I commenced operations on September 2, 1997 and Classes II and III commenced operations on October 2, 1997.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.

   The accompanying notes are an integral part of the financial statements.


----------------------------------------------------------------------------  23

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
BOND PORTFOLIO


                                                                                    CLASS I
                                                       -----------------------------------------------------------------------------
                                                        For the Six Months
                                                        Ended December 31,                   For the Year
                                                            (Unaudited)                     Ended June 30,
                                                       -----------------------------------------------------------------------------
                                                             1997           1997          1996           1995           1994**
                                                             ----           ----          ----           ----           -------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                        $9.84          $9.73          $9.91          $9.41         $10.00
                                                       -----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.31           0.61           0.60           0.57           0.45
Net realized and unrealized gain (loss) on
   investments                                               0.32           0.11          (0.18)          0.50          (0.57)
                                                       -----------------------------------------------------------------------------
Total from investment operations                             0.63           0.72           0.42           1.07          (0.12)
                                                       -----------------------------------------------------------------------------
Distributions:
Net investment income                                       (0.31)         (0.61)         (0.60)         (0.57)         (0.46)
Net realized gain                                               -              -              -              -          (0.01)
                                                       -----------------------------------------------------------------------------
Total distributions                                         (0.31)         (0.61)         (0.60)         (0.57)         (0.47)
                                                       -----------------------------------------------------------------------------
Net asset value, end of period                             $10.16          $9.84          $9.73          $9.91          $9.41
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------
TOTAL RETURN+                                                6.44%#         7.58%          4.23%         11.87%        (1.38)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $139,066       $123,184       $107,832        $90,574        $75,686
Ratio of expenses to average daily net assets (1)            0.49%*         0.49%          0.41%          0.35%          0.36%*
Ratio of net investment income to average net assets         6.08%*         6.20%          5.99%          6.07%          5.07%*
Portfolio turnover rate                                         8%            56%            56%            23%            36%*

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                0.89%*         0.89%          0.91%          0.91%          0.96%*


                                                                                  CLASS II
                                                       --------------------------------------------------------------
                                                        For the Six Months
                                                        Ended December 31,                      For the Year
                                                           (Unaudited)                         Ended June 30,
                                                       --------------------------------------------------------------
                                                            1997                          1997           1996**
                                                            ----                          ----           -------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                        $9.81                         $9.71         $10.18
                                                       --------------------------------------------------------------

Income from investment operations:
Net investment income                                        0.29                          0.57           0.29

Net realized and unrealized gain (loss) on
   investments                                               0.33                          0.10          (0.47)
                                                       --------------------------------------------------------------
Total from investment operations                             0.62                          0.67          (0.18)

                                                       --------------------------------------------------------------
Distributions:
Net investment income                                       (0.29)                        (0.57)         (0.29)
                                                       --------------------------------------------------------------
Total distributions                                         (0.29)                        (0.57)         (0.29)
                                                       --------------------------------------------------------------
Net asset value, end of period                             $10.14                         $9.81          $9.71
                                                       --------------------------------------------------------------
                                                       --------------------------------------------------------------

TOTAL RETURN+                                                6.41%#                        7.12%***     (1.75)%#


RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                      $1,584                          $841            $67

Ratio of expenses to average daily net assets(1)             0.84%*                        0.90%          0.80%*

Ratio of net investment income to average net assets         5.73%*                        5.79%          5.61%*

Portfolio turnover rate                                         8%                           56%            56%


(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                1.24%*                        1.30%          1.30%*


*    Annualized.
** Classes I and II commenced operations on August 2, 1993 and December 20, 1995, respectively.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.

      The accompanying notes are an integral part of the financial statements.


24  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
BOND PORTFOLIO (CONTINUED)


                                                                                   CLASS III
                                                      --------------------------------------------------------------------------
                                                        For the Six Months
                                                        Ended December 31,                     For the Year
                                                          (Unaudited)                         Ended June 30,
                                                      --------------------------------------------------------------------------

                                                             1997           1997           1996            1995         1994**
                                                             ----           ----           ----            ----         ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                        $9.82          $9.71          $9.89          $9.40         $10.04
                                                      --------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.25           0.49           0.49           0.43           0.21
Net realized and unrealized gain (loss) on
   investments                                               0.32           0.11          (0.18)          0.49          (0.62)
                                                      --------------------------------------------------------------------------
Total from investment operations                             0.57           0.60           0.31           0.92          (0.41)
                                                      --------------------------------------------------------------------------
Distributions:
Net investment income                                       (0.25)         (0.49)         (0.49)         (0.43)         (0.22)
Net realized gain                                               -              -              -              -          (0.01)
                                                      --------------------------------------------------------------------------
Total distributions                                         (0.25)         (0.49)         (0.49)         (0.43)         (0.23)
                                                      --------------------------------------------------------------------------
Net asset value, end of period                             $10.14%         $9.82          $9.71          $9.89          $9.40
                                                      --------------------------------------------------------------------------
                                                      --------------------------------------------------------------------------

TOTAL RETURN+                                                5.84%#         6.37%          3.11%         10.12%        (4.19)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                      $2,386         $2,553         $3,445         $1,916           $923
Ratio of expenses to average daily net assets(1)             1.65%*         1.63%          1.49%          1.84%          1.82%*
Ratio of net investment income to average net assets         4.92%*         5.07%          4.92%          4.58%          3.61%*
Portfolio turnover rate                                         8%            56%            56%            23%            36%*

(1)During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 2.05%*         2.03%          1.99%          3.35%          6.36%*

*    Annualized.
**   Class III commenced operations on December 2, 1993.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.

     The accompanying notes are an integral part of the financial statements.


----------------------------------------------------------------------------  25

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO


                                                                              CLASS I
                                                      ----------------------------------------------------------
                                                        For the Six Months
                                                        Ended December 31,                      For the Year
                                                          (Unaudited)                          Ended June 30,
                                                       ---------------------------------------------------------

                                                            1997                          1997           1996**
                                                            ----                          ----           -------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                        $9.99                         $9.71         $10.00
                                                       ---------------------------------------------------------
Income from investment operations:
Net investment income                                        0.24                          0.50           0.23
Net realized and unrealized gain (loss) on
   investments                                               0.29                          0.28          (0.29)
                                                       ---------------------------------------------------------
Total from investment operations                             0.53                          0.78          (0.06)
                                                       ---------------------------------------------------------
Distributions:
Net investment income                                       (0.24)                        (0.50)         (0.23)
                                                       ---------------------------------------------------------
Total distributions                                         (0.24)                        (0.50)         (0.23)
                                                       ---------------------------------------------------------
Net asset value, end of period                             $10.28                         $9.99          $9.71
                                                       ---------------------------------------------------------
                                                       ---------------------------------------------------------

TOTAL RETURN+                                                5.36%#                        8.26%        (0.65)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $16,063                        $8,935         $5,925
Ratio of expenses to average daily net assets (1)            0.34%*                        0.07%          0.50%*
Ratio of net investment income to average net assets         4.71%*                        5.09%          4.31%*
Portfolio turnover rate                                        32%                          122%             8%*

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                0.94%*                        1.14%          1.42%


                                                                                CLASS II
                                                      ----------------------------------------------------------
                                                       For the Six Months
                                                        Ended December 31,                     For the Year
                                                           (Unaudited)                        Ended June 30,
                                                       ---------------------------------------------------------
                                                            1997                          1997            1996**
                                                            ----                          ----           -------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                       $10.01                         $9.73         $10.06
                                                       ---------------------------------------------------------
Income from investment operations:
Net investment income                                        0.24                          0.51           0.21
Net realized and unrealized gain (loss) on
   investments                                               0.30                          0.28         (0.33)
                                                       ---------------------------------------------------------
Total from investment operations                             0.54                          0.79         (0.12)
                                                       ---------------------------------------------------------
Distributions:
Net investment income                                      (0.24)                        (0.51)         (0.21)
                                                       ---------------------------------------------------------
Total distributions                                        (0.24)                        (0.51)         (0.21)
                                                       ---------------------------------------------------------
Net asset value, end of period                             $10.31                        $10.01          $9.73
                                                       ---------------------------------------------------------
                                                       ---------------------------------------------------------
TOTAL RETURN+                                                5.45%#                        8.37%***     (1.25)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                      $7,299                        $5,941         $1,875
Ratio of expenses to average daily
   net assets (1)                                            0.36%*                        0.12%          0.49%*
Ratio of net investment income to average net assets         4.69%*                        5.03%          4.32%*
Portfolio turnover rate                                        32%                          122%             8%*

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                0.95%*                        1.14%          1.42%*


*    Annualized.
** Class I commenced operations on December 15, 1995. Class II commenced operations on December 29, 1995.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
 #   Total return for periods of less than one year are not annualized.

     The accompanying notes are an integral part of the financial statements.


26  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO (CONTINUED)


                                                                                CLASS III
                                                       --------------------------------------------------------------
                                                         For the Six Months
                                                          Ended December 31,                    For the Year
                                                           (Unaudited)                          Ended June 30,
                                                       -------------------------------------------------------------
                                                              1997                          1997           1996**
                                                              ----                          ----           -------

SELECTED PER-SHARE DATA
Net asset value, beginning of period                          $10.00                         $9.72         $10.00
                                                          --------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.23                          0.50           0.19
Net realized and unrealized gain (loss) on
   investments                                                  0.29                          0.28          (0.28)
                                                          --------------------------------------------------------------
Total from investment operations                                0.52                          0.78          (0.09)
                                                          --------------------------------------------------------------
Distributions:
Net investment income                                          (0.23)                        (0.50)         (0.19)
                                                          --------------------------------------------------------------
Total distributions                                            (0.23)                        (0.50)         (0.19)
                                                          --------------------------------------------------------------
Net asset value, end of period                                $10.29                        $10.00          $9.72
                                                          --------------------------------------------------------------
                                                          --------------------------------------------------------------

TOTAL RETURN+                                                   5.23%#                        8.20%        (0.87)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $5,392                        $5,750           $896

Ratio of expenses to average daily
   net assets (1)                                               0.60%*                        0.23%          0.98%*
Ratio of net investment income to average net assets            4.45%*                        4.93%          3.83%*
Portfolio turnover rate                                           32%                          122%             8%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                    1.70%*                        1.91%          1.91%


*    Annualized.
**   Class III commenced operations on December 15, 1995.
+ Total return would have been lower had various fees not been waived during the period.
 #   Total return for periods of less than one year are not annualized.

     The accompanying notes are an integral part of the financial statements.


----------------------------------------------------------------------------  27

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
U.S. TREASURY MONEY MARKET PORTFOLIO


                                                                                    CLASS I
                                              -------------------------------------------------------------------------------------
                                                 For the Six Months
                                                  Ended December 31,                         For the Year
                                                    (Unaudited)                             Ended June 30,
                                                -----------------------------------------------------------------------------------
                                                   1997          1997           1996           1995           1994          1993**
                                                   ----          ----           ----           ----           ----          ------

SELECTED PER - SHARE DATA
Net asset value, beginning of period              $1.00          $1.00          $1.00          $1.00          $1.00        $1.00
                                              -------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                             0.026          0.050          0.052          0.050          0.030        0.018
                                              -------------------------------------------------------------------------------------

Distributions:
Net investment income                            (0.026)        (0.050)        (0.052)        (0.050)        (0.030)      (0.018)
                                              -------------------------------------------------------------------------------------
Net asset value, end of period                    $1.00          $1.00          $1.00          $1.00          $1.00        $1.00
                                              -------------------------------------------------------------------------------------
                                              -------------------------------------------------------------------------------------

TOTAL RETURN+                                      2.59%#         5.09%          5.30%          5.10%          3.06%.76%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)            $6,173         $6,141        $75,703        $67,377       $100,868      $59,326
Ratio of expenses to average net assets (1)        0.47%*         0.37%          0.36%          0.36%          0.33%        0.39%*
Ratio of net investment income to
  average net assets                               5.08%*         5.01%          5.19%          5.00%          3.04%        2.73%*

(1) During the period, various fees were
    waived.  The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                 0.64%*         0.55%          0.56%          0.63%          0.60%        0.65%*


                                                                                       CLASS III
                                                      ----------------------------------------------------------------------
                                                         For the Six Months
                                                        Ended December 31,                      For the Year
                                                           (Unaudited)                        Ended June 30,
                                                      ----------------------------------------------------------------------
                                                            1997                           1997          1996**
SELECTED PER - SHARE DATA
Net asset value, beginning of period                        $1.00                         $1.00          $1.00
                                                      ----------------------------------------------------------------------
Income from investment operations:
Net investment income                                       0.025                         0.047          0.044
                                                      ----------------------------------------------------------------------
Distributions:
Net investment income                                      (0.025)                       (0.047)        (0.044)
                                                      ----------------------------------------------------------------------
Net asset value, end of period                              $1.00                         $1.00          $1.00
                                                      ----------------------------------------------------------------------
                                                      ----------------------------------------------------------------------

TOTAL RETURN+                                                2.52%#                        4.84%          4.47%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $48,522                       $61,135         $3,528
Ratio of expenses to average net assets (1)                  0.61%*                        0.62%          0.62%*
Ratio of net investment income to average
   net assets                                                4.94%*                        4.76%          4.93%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets
    had such waivers not occurred is as follows.             0.78%*                        0.80%          0.82%*



 *   Annualized.
** Classes I and III commenced operations on November 12, 1992 and August 8, 1995, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.

   The accompanying notes are an integral part of the financial statements.


28  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO


                                                                                     CLASS I
                                           -----------------------------------------------------------------------------------------
                                             For the Six Months
                                             Ended December 31,                              For the Year
                                                (Unaudited)                                 Ended June 30,
                                           -----------------------------------------------------------------------------------------

                                                  1997           1997           1996           1995           1994         1993**
                                                  ----           ----           ----           ----           ----         ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period              $1.00          $1.00          $1.00          $1.00          $1.00        $1.00
                                           -----------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                             0.026          0.051          0.053          0.053          0.032        0.019
                                           -----------------------------------------------------------------------------------------

Distributions:
Net investment income                            (0.026)        (0.051)        (0.053)        (0.053)        (0.032)      (0.019)
                                           -----------------------------------------------------------------------------------------
Net asset value, end of period                    $1.00          $1.00          $1.00          $1.00          $1.00        $1.00
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------

TOTAL RETURN+                                      2.67%#         5.23%          5.37%          5.39%          3.23%        1.87%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)          $101,289        $94,541        $88,111        $88,057        $67,854      $94,903

Ratio of expenses to average net
  assets (1)                                       0.34%*         0.35%          0.33%          0.31%          0.28%        0.27%*
Ratio of net investment income to
   average net assets                              5.25%*         5.11%          5.28%          5.27%          3.18%        2.98%*

(1)During the period, various fees were
   waived.  The ratio of expenses to
   average net assets had  such waivers
    not occurred is as follows.                    0.52%*         0.53%          0.53%          0.58%          0.55%        0.55%*


                                                                                 CLASS III
                                                      ---------------------------------------------------------------------
                                                         For the Six Months
                                                          Ended December 31,                 For the Year
                                                           (Unaudited)                      Ended June 30,
                                                      ----------------------------------------------------------------------
                                                             1997                        1997           1996**
                                                             ----                        ----           ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                        $1.00                         $1.00          $1.00
                                                      ----------------------------------------------------------------------
Income from investment operations:
Net investment income                                       0.025                         0.048          0.044
                                                      ----------------------------------------------------------------------
Distributions:
Net investment income                                      (0.025)                       (0.048)        (0.044)
                                                      ----------------------------------------------------------------------
Net asset value, end of period                              $1.00                         $1.00          $1.00
                                                      ----------------------------------------------------------------------
                                                      ----------------------------------------------------------------------

TOTAL RETURN+                                              2.52%#                         4.91%         4.49%#


RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                      $1,162                        $3,486           $228

Ratio of expenses to average net assets (1)                0.64%*                         0.65%         0.65%*
Ratio of net investment income to average net assets       4.96%*                         4.81%         4.96%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                0.82%*                         0.83%         0.85%*


 *   Annualized.
** Classes I and III commenced operations on November 12, 1992 and August 8, 1995, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.


     The accompanying notes are an integral part of the financial statements.


----------------------------------------------------------------------------  29

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
MUNICIPAL MONEY MARKET PORTFOLIO


                                                                               CLASS I
                                           -----------------------------------------------------------------------------------------
                                              For the Six Months
                                               Ended December 31,                             For the Year
                                                 (Unaudited)                                  Ended June 30,
                                           -----------------------------------------------------------------------------------------
                                                    1997          1997          1996            1995          1994         1993**
                                                    ----          ----          ----            ----          ----         -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period              $1.00          $1.00          $1.00          $1.00          $1.00        $1.00
                                           -----------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                             0.017          0.033          0.035          0.034          0.024        0.014
                                           -----------------------------------------------------------------------------------------
Distributions:
Net investment income                            (0.017)        (0.033)        (0.035)        (0.034)        (0.024)      (0.014)
                                           -----------------------------------------------------------------------------------------
Net asset value, end of period                    $1.00          $1.00          $1.00          $1.00          $1.00        $1.00
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------

TOTAL RETURN+                                      1.69%#         3.32%          3.52%          3.48%          2.40%        1.40%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)           $40,705        $45,988        $71,665        $94,078        $76,231      $74,362
Ratio of expenses to average
  net assets (1)                                   0.38%*         0.35%          0.32%          0.30%          0.28%        0.31%*
Ratio of net investment income to
  average net assets                               3.32%*         3.25%          3.50%          3.44%          2.39%        2.26%*

(1)During the period, various fees
   were waived. The ratio of expenses
   to average net assets had such
   waivers not occurred is as follows.             0.55%*         0.53%          0.52%          0.57%          0.55%        0.58%*


                                                                                CLASS III
                                                      ----------------------------------------------------------------------
                                                        For the Six Months
                                                        Ended December 31,                       For the Year
                                                         (Unaudited)                           Ended June 30,
                                                      ----------------------------------------------------------------------
                                                             1997                          1997          1996**
                                                             ----                          ----          ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                        $1.00                         $1.00          $1.00
                                                      ----------------------------------------------------------------------
Income from investment operations:
Net investment income                                       0.016                         0.030          0.030
                                                      ----------------------------------------------------------------------

Distributions:
Net investment income                                      (0.016)                       (0.030)        (0.030)
                                                      ----------------------------------------------------------------------
Net asset value, end of period                              $1.00                         $1.00          $1.00
                                                      ----------------------------------------------------------------------
                                                      ----------------------------------------------------------------------

TOTAL RETURN+                                                1.56%#                        3.03%          3.03%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                      $8,140                       $12,886         $2,905

Ratio of expenses to average net assets (1)                  0.63%*                        0.62%          0.58%*
Ratio of net investment income to average net assets         3.07%*                        2.98%          3.24%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                  0.81%*                        0.79%          0.78%*


 *   Annualized.
** Classes I and III commenced operations on November 12, 1992 and July 28, 1995, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.

   The accompanying notes are an integral part of the financial statements.


30  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
CASH RESERVE PORTFOLIO


                                                                                    CLASS I
                                                      -----------------------------------------------------------------------
                                                       For the Six Months
                                                        Ended December 31,                           For the Year
                                                           (Unaudited)                              Ended June 30,
                                                      -----------------------------------------------------------------------
                                                             1997                             1997       1996       1995**
                                                             ----                             ----       ----       ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                        $1.00                              $1.00     $1.00     $1.00
                                                      -----------------------------------------------------------------------
Income from investment operations:
Net investment income                                       0.027                              0.051     0.053     0.042
                                                      -----------------------------------------------------------------------

Distributions:
Net investment income                                      (0.027)                            (0.051)   (0.053)   (0.042)
                                                      -----------------------------------------------------------------------
Net asset value, end of period                              $1.00                              $1.00     $1.00     $1.00
                                                      -----------------------------------------------------------------------
                                                      -----------------------------------------------------------------------

TOTAL RETURN+                                                2.72%#                             5.23%     5.39%     4.27%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $116,279                            $14,241   $16,369   $15,460
Ratio of expenses to average net assets (1)                  0.38%*                             0.40%     0.42%     0.43%*
Ratio of net investment income to average net assets         5.33%*                             5.13%     5.22%     5.48%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                  0.55%*                             0.57%     0.61%     0.70%*


                                                                                 Class III
                                                      -----------------------------------------------------------------------
                                                        For the Six Months
                                                        Ended December 31,                     For the Year
                                                          (Unaudited)                         Ended June 30,
                                                      -----------------------------------------------------------------------

                                                             1997                          1997          1996**
                                                             ----                          ----          ------
Selected Per - Share Data
Net asset value, beginning of period                        $1.00                         $1.00          $1.00
                                                      -----------------------------------------------------------------------
Income from investment operations:
Net investment income                                       0.026                         0.049          0.047
                                                      -----------------------------------------------------------------------

Distributions:
Net investment income                                      (0.026)                       (0.049)        (0.047)
                                                      -----------------------------------------------------------------------
Net asset value, end of period                              $1.00                         $1.00          $1.00
                                                      -----------------------------------------------------------------------
                                                      -----------------------------------------------------------------------

TOTAL RETURN+                                                2.60%#                        5.00%          4.78%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $41,315                       $35,592        $24,190
Ratio of expenses to average net assets (1)                  0.61%*                        0.64%          0.62%*
Ratio of net investment income to average net
    assets                                                   5.10%*                        4.88%          5.02%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                  0.78%*                        0.82%          0.81%*


 *   Annualized.
** Classes I and III commenced operations on September 26, 1994 and July 28, 1995, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.

   The accompanying notes are an integral part of the financial statements.


----------------------------------------------------------------------------  31

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

First Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992.

The Trust currently has eight active investment portfolios (each referred to as a "Portfolio"). The Trust's financial statements are prepared in accordance with generally accepted accounting principles. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies for the Trust.

Each Portfolio may offer three classes of shares (Class I, Class II and Class
III). As of June 30, 1997, Class II shares have been issued only for the Growth & Income, Capital Appreciation, Bond, and Tennessee Tax-Free Portfolios. Class I and Class III shares have been issued for all Portfolios. Each Class of shares has equal rights as to earnings, assets and voting privileges except that each Class bears different distribution, shareholder service, transfer agent/fund accounting and blue sky expenses. Each Class has exclusive voting rights with respect to its Distribution Plans and Shareholder Servicing Plans. Income, expenses (other than expenses incurred under each Class Distribution and Service Plans and other class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon their relative net assets or dividend assets.

SECURITY VALUATION:

GROWTH & INCOME, CAPITAL APPRECIATION, BOND AND TENNESSEE TAX-FREE PORTFOLIOS:
Securities held in the Growth & Income and Capital Appreciation Portfolios for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the closing bid price. Securities held in the Bond and Tennessee Tax-Free Portfolios are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued using dealer-supplied valuations or at the fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

MONEY MARKET PORTFOLIOS: Each of the Money Market Portfolios values securities utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act, pursuant to which each Money Market Portfolio must adhere to certain conditions. Under this method, investments are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

REPURCHASE AGREEMENTS: Each Portfolio, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least equal to 102% of the resale price. The Trust's sub-advisers, under the supervision of the investment adviser, First Tennessee Bank (First Tennessee), are responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, each Portfolio would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price.

INCOME TAXES: As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each Portfolio is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

INTEREST INCOME: Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. For the Municipal Money Market Portfolio, accretion of market discount represents unrealized gain until
realized at the time of security disposition or maturity.   Dividend income is
recorded on the ex-dividend date.

EXPENSES: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based on average net assets.

DISTRIBUTIONS TO SHAREHOLDERS: For the Money Market Portfolios, Bond Portfolio and Tennessee Tax-Free Portfolio, distributions are declared daily and paid monthly from net investment income. Distributions for the Growth & Income Portfolio are declared and paid monthly. Distributions for the Capital Appreciation Portfolio are declared and paid annually. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes.

Income and capital gains to be distributed are determined in accordance with income tax regulations which may differ from income and gains reported under generally accepted accounting principles.

OTHER: Investment security transactions are accounted for as of trade date. Realized gains and losses from securities transactions are determined using the identified cost basis for both financial reporting and income tax purposes.


32  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2.  SHARES OF BENEFICIAL INTEREST


                                                        GROWTH & INCOME                               CAPITAL APPRECIATION
                                                          PORTFOLIO                                         PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
                                        For the Six Months                                         For the Period September 2,
                                        Ended December 31,           For the Year                       to December, 31
                                              1997                  Ended June 30,                           1997*
                                           (Unaudited)                  1997                              (Unaudited)
                                       ---------------------------------------------------------------------------------------------
Dollars issued and redeemed:
   Class I:
    Issued                                 $ 26,846,696             $ 28,624,247                       $ 22,457,089
    Distributions reinvested                 10,570,028               11,375,774                                  0
    Redeemed                                 (9,808,148)             (14,039,927)                          (168,965)
                                      ---------------------------------------------------------------------------------------------
  Net increase                             $ 27,608,576             $ 25,960,094                       $ 22,288,124
                                      ---------------------------------------------------------------------------------------------
                                      ---------------------------------------------------------------------------------------------

   Class II:
     Issued                                 $ 9,832,705             $ 13,350,241                          $ 769,513
     Distributions reinvested                 1,117,332                  353,865                                  0
     Redeemed                                (1,416,432)                (659,970)                            (1,465)
                                      ---------------------------------------------------------------------------------------------
  Net increase                              $ 9,533,605             $ 13,044,136                          $ 768,048
                                      ---------------------------------------------------------------------------------------------
                                      ---------------------------------------------------------------------------------------------

   Class III:
    Issued                                  $ 6,700,171              $ 9,999,767                          $ 457,842
    Distributions reinvested                  2,202,489                2,300,909                                  0
    Redeemed                                 (4,208,524)              (7,010,235)                               (72)
                                      ---------------------------------------------------------------------------------------------
  Net increase                              $ 4,694,136              $ 5,290,441                          $ 457,770
                                      ---------------------------------------------------------------------------------------------
                                      ---------------------------------------------------------------------------------------------

Shares issued and redeemed:
   Class I:
    Issued                                    1,441,509                1,875,264                          2,241,155
    Distributions reinvested                    553,302                  754,234                                  0
    Redeemed                                   (523,309)                (919,542)                           (17,178)
                                      ---------------------------------------------------------------------------------------------
  Net increase                                1,471,502                1,709,956                          2,223,977
                                      ---------------------------------------------------------------------------------------------
                                      ---------------------------------------------------------------------------------------------

   Class II:
    Issued                                      524,144                  850,780                             77,555
    Distributions reinvested                     58,347                   23,380                                  0
    Redeemed                                    (76,084)                 (41,752)                              (155)
                                      ---------------------------------------------------------------------------------------------
  Net increase                                  506,407                  832,408                             77,400
                                      ---------------------------------------------------------------------------------------------
                                      ---------------------------------------------------------------------------------------------

   Class III:
    Issued                                      361,844                  647,961                             46,991
    Distributions reinvested                    115,132                  152,701                                  0
    Redeemed                                   (224,668)                (461,201)                                (8)
                                      ---------------------------------------------------------------------------------------------
  Net increase                                  252,308                  339,461                             46,983
                                      ---------------------------------------------------------------------------------------------
                                      ---------------------------------------------------------------------------------------------


----------------------------------------------------------------------------  33

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2.  SHARES OF BENEFICIAL INTEREST (CONTINUED)


                                                             BOND                                    TENNESSEE TAX-FREE
                                                           PORTFOLIO                                       PORTFOLIO
                                       --------------------------------------------------------------------------------------------
                                         For the Six Months                                For the Six Months
                                         Ended December, 31           For the Year          Ended December 31,      For the Year
                                               1997                  Ended June 30,              1997              Ended June 30,
                                            (Unaudited)                  1997                 (Unaudited)               1997
                                       ---------------------------------------------------------------------------------------------
Dollars issued and redeemed:
   Class I:
    Issued                                 $ 14,941,319             $ 17,022,861              $ 9,490,004         $ 7,234,437
    Distributions reinvested                  2,937,879                6,594,162                   15,621              19,739
    Redeemed                                 (6,235,462)              (9,607,777)              (2,736,825)         (4,456,397)
                                       ---------------------------------------------------------------------------------------------
  Net increase                             $ 11,643,736             $ 14,009,246              $ 6,768,800         $ 2,797,779
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------

   Class II:
    Issued                                    $ 830,237                $ 770,186              $ 1,333,534         $ 4,505,744
    Distributions reinvested                     26,176                   28,502                   94,375             141,816
    Redeemed                                   (151,715)                 (25,432)                (259,260)           (680,046)
                                       ---------------------------------------------------------------------------------------------
  Net increase                                $ 704,698                $ 773,256              $ 1,168,649         $ 3,967,514
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------

   Class III:
    Issued                                    $ 224,745                $ 140,469               $2,077,104         $ 5,295,697
    Distributions reinvested                     47,296                  134,918                   70,024              93,467
    Redeemed                                   (518,324)              (1,200,058)              (2,655,955)           (619,208)
                                       ---------------------------------------------------------------------------------------------
  Net increase (decrease)                    $ (246,283)              $ (924,671)              $ (508,827)        $ 4,769,956
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------

Shares issued and redeemed:
   Class I:
    Issued                                    1,491,127                1,746,590                  934,713             733,904
    Distributions reinvested                    292,472                  673,294                    1,538               1,999
    Redeemed                                   (622,357)                (981,496)                (268,561)           (451,365)
                                       ---------------------------------------------------------------------------------------------
  Net increase                                1,161,242                1,438,388                  667,690             284,538
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------

   Class II:
    Issued                                       83,175                   78,480                  131,048             455,420
    Distributions reinvested                      2,610                    2,913                    9,266              14,328
    Redeemed                                    (15,338)                  (2,590)                 (25,503)            (69,180)
                                       ---------------------------------------------------------------------------------------------
  Net increase                                   70,447                   78,803                  114,811             400,569
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------

   Class III:
    Issued                                       22,380                   14,410                  204,558             535,937
    Distributions reinvested                      4,718                   13,810                    6,881               9,446
    Redeemed                                    (51,867)                (122,936)                (262,580)            (62,659)
                                       ---------------------------------------------------------------------------------------------
  Net increase (decrease)                       (24,769)                 (94,716)                 (51,141)            482,724
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------


34  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2.  SHARES OF BENEFICIAL INTEREST (CONTINUED)


                                                        U.S. TREASURY                               U.S. GOVERNMENT
                                                    MONEY MARKET PORTFOLIO                       MONEY MARKET PORTFOLIO
                                       --------------------------------------------------------------------------------------------
                                       For the Six Months                                 For the Six Months
                                        Ended December 31,       For the Year              Ended December 31,     For the Year
                                              1997              Ended June 30,                   1997            Ended June 30,
                                           (Unaudited)              1997                     (Unaudited)             1997
                                       ---------------------------------------------------------------------------------------------
Shares/Dollars issued and
  redeemed:
   Class I:
    Issued                                  $ 7,033,247            $ 288,035,908             $ 79,878,371       $ 148,660,358
    Distributions reinvested                        171                    1,910                      343               2,235
    Redeemed                                 (7,000,320)            (357,592,644)             (73,130,270)       (142,227,950)
                                       ---------------------------------------------------------------------------------------------
  Net increase (decrease)                     $ 33,098             $ (69,554,826)             $ 6,748,444         $ 6,434,643
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------

   Class III:
    Issued                                $ 105,826,174            $ 126,840,766             $ 17,352,418        $ 14,290,434
    Distributions reinvested                     91,135                  148,468                  126,596              64,598
    Redeemed                               (118,527,120)             (69,382,371)             (19,803,379)        (11,096,432)
                                       ---------------------------------------------------------------------------------------------
  Net increase (decrease)                 $ (12,609,811)            $ 57,606,863             $ (2,324,365)        $ 3,258,600
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------


                                                           MUNICIPAL                                      CASH RESERVE
                                                     MONEY MARKET PORTFOLIO                                 PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
                                         For the Six Months                               For the Six Months
                                          Ended December 31,         For the Year           Ended December 31,     For the Year
                                                1997                Ended June 30,               1997             Ended June 30,
                                             (Unaudited)                1997                  (Unaudited)               1997
                                       ---------------------------------------------------------------------------------------------
Shares/Dollars issued and
  redeemed:
   Class I:
    Issued                                 $ 42,821,039            $ 110,038,524               19,582,212        $ 32,622,397
    Distributions reinvested                        144                    1,233                        0                   1
    Redeemed                                (48,103,770)            (135,715,106)             (17,544,837)        (34,750,381)
                                       ---------------------------------------------------------------------------------------------
  Net increase (decrease)                  $ (5,282,587)           $ (25,675,349)             $ 2,037,375        $ (2,127,983)
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------

   Class III:
    Issued                                  $ 8,734,988             $ 26,251,213               61,884,597        $ 99,927,375
    Distributions reinvested                    158,444                  164,641                  909,471           1,571,519
    Redeemed                                (13,640,278)             (16,434,658)             (57,070,438)        (90,097,749)
                                       ---------------------------------------------------------------------------------------------
  Net increase (decrease)                  $ (4,746,846)             $ 9,981,196              $ 5,723,630        $ 11,401,145
                                       ---------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------

3.  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS

For managing its investment and business affairs, Growth & Income Portfolio, Bond Portfolio and Tennessee Tax-Free Portfolio each pay First Tennessee Bank National Association ("First Tennessee"), a monthly management fee at the annual rate of .65%, .55% and .50% respectively, of its average net assets. For managing its investment and business affairs, each of the Money Market Portfolios pays First Tennessee its pro-rated portion of a monthly management fee at the annual rate of .25% of aggregate average monthly net assets of all Money Market Portfolios of the Trust managed by First Tennessee through $1 billion, and .22% on amounts greater than $1 billion. Under the Investment Advisory and Management Agreement, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to it and to each Portfolio.

First Tennessee and Investment Advisers, Inc. ("IAI") serve as co-advisers of the Capital Appreciation Portfolio pursuant to the authority granted to them under their respective Co-Advisory Agreements with the Portfolio. The Capital Appreciation Portfolio is obligated to pay First Tennessee and IAI monthly management fees at the annual rate of .15% and .70%, respectively, of its average net assets.


----------------------------------------------------------------------------  35

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3.  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS (CONTINUED)

For the Growth & Income and Bond Portfolios, Highland Capital Management Corp. (Highland) serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Highland is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Highland is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .38% of Growth & Income Portfolio's average net assets and .33% of Bond Portfolio's average net assets. For the Money Market

Portfolios, PNC Institutional Management Corporation (PIMC) serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with the First Tennessee. PIMC is a wholly-owned subsidiary of PNCBank National Association. PIMC is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .08% of each Portfolio's average net assets through $500 million, .06% of the next $500 million, and .05% of net assets greater than $1 billion.

4.  ADMINISTRATOR, CO-ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc. serves as Administrator and Distributor for the Trust under separate Administration and General Distribution Agreements. ALPS' duties include distribution services, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to receive administration fees from each of the Money Market Portfolios at the annual rate of .075% of average net assets and, from the Growth & Income, Capital Appreciation, Bond and Tennessee Tax-Free Portfolios, at the annual rate of .15% of average net assets.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive co-administration fees from each Portfolio at the annual rate of .05% of average net assets.

The Trustees have adopted a Distribution Plan on behalf of Class III of each Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each Distribution Plan provides for payment of a fee to ALPS at the annual rate of up to .75% of the average net assets of Class III of the Growth & Income, Capital Appreciation, Bond and Tennessee Tax-Free Portfolios, and .25% of the average net assets of Class III of each of the Money Market Portfolios. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Growth & Income, Capital Appreciation and Bond Portfolios under which Investment Professionals are paid at the annual rate of .25% of each Class' average net assets for shareholder services and account maintenance.

5.  WAIVER OF FEES

GROWTH & INCOME AND BOND PORTFOLIOS:
For the six-months ended December 31, 1997, First Tennessee voluntarily agreed to waive its management fee for the Growth & Income and Bond Portfolios to .50% and .15% of average net assets, respectively. Pursuant to the voluntary waiver agreement, for the six-months ended December 31, 1997, First Tennessee waived management fees of $252,444 and $274,521 for the Growth & Income and Bond Portfolios, respectively.

CAPITAL APPRECIATION PORTFOLIO:
Since the Portfolio's inception, First Tennessee has voluntarily agreed to waive its entire management fee. Pursuant to this voluntary waiver agreement, for the period ended December 31, 1997, First Tennessee waived management fees of $10,970.

From the inception of the Portfolio through September 30, 1997, ALPS voluntarily agreed to waive its entire administrative fee. For the next six months of Portfolio operations, ALPS has voluntarily agreed to waive its administration fee to .075% on the first $20 million of average net assets in the Portfolio,
 .1125% on the next $5 million and .15% of the average net assets in excess of $25 million. Pursuant to this voluntary waiver agreement, for the period ended December 31,1997, ALPS waived administration fees of $5,719.

TENNESSEE TAX-FREE PORTFOLIO:
Since the Portfolio's inception, First Tennessee, as Investment Adviser, has voluntarily agreed to waive its entire management fee.

For the six-months ended December 31, 1997, the 12b-1 fee charged by Class III of the Tennessee Tax-Free Portfolio was waived to .50% of average net assets.

For the six-months ended December 31, 1997, ALPS voluntarily agreed to waive its administration fee to 0.05% of average net assets. ALPS also agreed to voluntarily reimburse Class III of the Tennessee Tax-Free Portfolio for half of the 12b-1 fee charged by that Class or 0.25% of that Class' average net assets. Thereafter, 12b-1 fees for Class III will be voluntarily maintained at 0.25% by ALPS.


36  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

5.  WAIVER OF FEES (CONTINUED)

Pursuant to the voluntary waiver and reimbursement agreements, for the six-months ended December 31, 1997, fees were waived and reimbursed for the Tennessee Tax-Free Portfolio as follows:

     Management fees waived                  $60,991
     Administration fees waived              $12,198
     Reimbursement by administrator          $  5,976
     12b-1 fees waived                       $  5,976

MONEY MARKET PORTFOLIOS:
For the six-months ended December 31, 1997, First Tennessee voluntarily agreed to waive a portion of its management and co-administration fees payable by each of the Money Market Portfolios so that each Money Market Portfolio pays .10% and
 .025%, respectively, of its average net assets. For the six-months ended December 31, 1997, the expense waivers were as follows:


                                        MANAGEMENT FEE     CO-ADMINISTRATION FEE
     U.S. Treasury Money Market         $46,375            $7,729
     U.S. Government Money Market       $75,043            $12,507
     Municipal Money Market             $44,667            $7,445
     Cash Reserve                       $45,786            $7,631

6.  OTHER

As of December 31, 1997, one shareholder owned 42% of the Growth & Income Portfolio, 91% of the Capital Appreciation Portfolio and 63% of the Bond Portfolio. Additionally, as of December 31, 1997, one shareholder owned 17% of the U.S. Treasury Money Market Portfolio, one shareholder owned 14% of the U.S. Government Money Market Portfolio, one shareholder owned 14% of the Municipal Money Market Portfolio and one shareholder owned 62% of the Cash Reserve Portfolio.

The Trustees of the Trust receive an annual Trustees fee of $4,000 and an additional fee for each Trustee's meeting attended.


----------------------------------------------------------------------------  37

--------------------------------------------------------------------------------

                                     ------              370 Seventeenth Street
                                     FIRST               Suite 3100
                                     FUNDS               Denver, Colorado  80202
                                     ------              www.firstfunds.com



INVESTMENT ADVISER - All Portfolios except Capital Appreciation Portfolio
------------------

First Tennessee Bank National Association
   Memphis, Tennessee

CO-INVESTMENT ADVISORS - Capital Appreciation Portfolio
----------------------

First Tennessee Bank National Association
   Memphis, Tennessee

Investment Advisers, Inc.
   Minneapolis, Minnesota

SUB-ADVISER - Money Market Portfolios
-----------

PNC Institutional Management Corporation
   Wilmington, Delaware

SUB-ADVISER - Growth & Income and Bond Portfolios
-----------

Highland Capital Management Corporation
   Memphis, Tennessee

OFFICERS
--------

Richard C. Rantzow, President
James Hyatt, Secretary
Jeremy May, Treasurer

TRUSTEES
--------

Thomas M. Batchelor
John A. DeCell
L.R. Jalenak, Jr.
Larry W. Papasan
Richard C. Rantzow

ADMINISTRATOR AND DISTRIBUTOR
-----------------------------

ALPS Mutual Funds Services, Inc.
   Denver, Colorado

CO-ADMINISTRATOR
----------------

First Tennessee Bank National Association
   Memphis, Tennessee


TRANSFER AND SHAREHOLDER SERVICING AGENT
----------------------------------------

Chase Global Funds Services Company
   Boston, Massachusetts

CUSTODIAN
---------

Chase Manhattan Bank, N.A.
   New York, New York






                           [LOGO] FIRST TENNESSEE
                                HERE FOR YOU          ALPS MUTUAL FUNDS SERVICES
                                                      --------------------------
NOT FDIC INSURED           Investment Adviser         Sponsor and Distributor

--------------------------------------------------------------------------------